                             FOR TAX-EXEMPT INCOME
                                                                        VOYAGEUR
                                                                      Closed-End
                                                            Municipal Bond Funds

              [various photos demonstrating service and guidance,
                       professional management and goals]

       service and guidance
                                        professional management
           goals

                                                                            1998
                                                                          ANNUAL
                                                                          REPORT

Minnesota Municipal Income Funds - I, II, III
Arizona Municipal Income Fund
Florida Insured Municipal Income Fund
Colorado Insured Municipal Income Fund

DELAWARE
INVESTMENTS
-------------------
Philadelphia*London

A TRADITION OF SOUND INVESTING
commitment

Investment Objectives
and Strategies

EACH OF THE SIX FUNDS IN THIS report are closed-end management investment companies whose shares trade on the American Stock Exchange (ASE) in New York. Each Fund seeks to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Florida Insured Municipal Income Fund seeks investments that enable its shares to be exempt from Florida's intangible personal property tax. Each Fund seeks to achieve its objective by investing at least 80% of its net assets in investment grade, tax-exempt municipal obligations.

INVESTMENT ADVISER
Delaware Management Company has been the Fund's investment adviser since May
1, 1997. At a meeting on April 11, 1997, the shareholders of each Fund approved a new investment advisory agreement with Delaware Management that became effective May 1, 1997. On May 30, 1997, Voyageur Fund Managers, Inc., the Funds' prior investment adviser, merged into Delaware Management.
Delaware Management is a part of Lincoln Financial Group, one of America's largest publicly held diversified financial services companies, with global insurance operations and more than $120 billion in assets under management.
     Delaware currently manages more than $45 billion for mutual fund shareholders and institutional investors such as pension plans and foundations. In addition, Delaware manages closed-end equity funds traded on the New York Stock Exchange.

LEVERAGING
Each of the six funds in this report uses leveraging, a tool that is not usually used by open-end mutual funds and one that can be an important contributor to each Fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will benefit any of the Funds. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. Delaware believes this volatility risk is reasonable given the benefits of higher income potential.

tax-exempt income

(photo of illustration from Tax-Exempt Income Brochure)

(photo of keyboard)

April 13, 1998

                                                                  for tax-exempt
                                                                      income
                                                                         1
DEAR SHAREHOLDER:

WE ARE DELIGHTED TO REPORT THAT EACH of the six Voyageur closed-end municipal bond funds in this report outperformed its respective unmanaged index and peer group average for fiscal 1998, as shown below.

     The Funds' portfolio managers generally focused on higher quality and longer term tax-exempt securities during the 12 months ended March 31, 1998. Each Fund's manager also employed prudent leveraging to take advantage of what they believed were the best municipal bond market opportunities available in Minnesota, Arizona, Florida and Colorado.

     Our results were exceptional. Each Fund outpaced its Lehman Brothers benchmark by nearly 300 basis points (3%). We capitalized on a positive interest rate environment and favorable federal tax legislation in fiscal 1998 to provide unusual, equity-like returns. Still, five of the Funds traded at attractive discounts to net asset value as of March 31, 1998.

     The economic winds were at our back. The robust performance of the U.S. economy has generated higher state tax revenues since April 1997. Meanwhile inflation, as measured by the Consumer Price Index, fell to an annual rate of just 1.4% as of the end of March.

     We achieved success even as bond supply rose sharply in all four states and the difference between short and long-term interest rates narrowed, a trend that can sometimes reduce the advantages of using leverage.

IN OUR OPINION, THE BOND MARKET'S FUNDAMENTALS REMAIN ENTICING. MUNICIPAL BOND CREDIT QUALITY IS THE STRONGEST IN MORE THAN A DECADE.

CUMULATIVE TOTAL RETURN
---------------------------------------------------------------------------------------------------------
APRIL 1, 1997 TO MARCH 31, 1998
                                                           BASED ON            PREMIUM/            ASE
                                                       NET ASSET VALUE        DISCOUNT*           SYMBOL
---------------------------------------------------------------------------------------------------------
Minnesota Municipal Income Fund I                          +13.02%             +2.02%              VMN
Minnesota Municipal Income Fund II                         +15.51%             -6.22%              VMM
Minnesota Municipal Income Fund III                        +14.82%             -2.76%              VYM
Lipper Minnesota Municipal Fund Average (6 Funds)          +12.25%             -4.00%
---------------------------------------------------------------------------------------------------------
Arizona Municipal Income Fund                              +15.17%             -2.66%              VAZ
Lipper Arizona Municipal Fund Average (3 Funds)            +14.09%             -0.27%
---------------------------------------------------------------------------------------------------------
Florida Insured Municipal Income Fund                      +18.22%             -6.47%              VFL
Lipper Florida Insured Municipal Fund Average (12 Funds)   +12.85%             -1.66%
---------------------------------------------------------------------------------------------------------
Colorado Insured Municipal Income Fund                     +15.84%             -6.17%              VCF
Lipper Insured Municipal Debt Fund Average (21 Funds)      +11.83%             -4.17%
---------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                       +10.07%
Lehman Brothers Insured Municipal Bond Index               +11.25%
---------------------------------------------------------------------------------------------------------
*  As of March 31, 1998. All performance shown above assumes reinvestment of distributions. Past performance does not guarantee future results.


for tax-exempt
    income
      2

     As low interest rates have prompted many municipalities to refinance debt, your Fund's managers have been highly selective in choosing bonds for each Fund's portfolio.

     Indeed, the first three months of calendar 1998 was a near record breaking period for the issuance of municipal bonds with $68 billion in offerings - a 70% increase over the same period last year, according to The Bond Buyer, a trade publication. This came on the heels of calendar year 1997 being the third highest year ever for the issuance of municipal bonds. We expect the surge in municipal bond supply to slow in the coming months, due to limitations on how many times issuers can refinance.

     In our opinion, the bond market's fundamentals remain enticing. Municipal bond credit quality is the strongest in more than a decade, according to Moody's Investors Service, which upgraded a record 2,718 issues in calendar 1997.

     As of March 31, triple A rated long-term municipal bonds offered yields equal to about 86% of the yield of 30-year U.S. Treasuries. This was the highest level in two years. Of course, interest and principal of municipal bonds are not guaranteed by the U.S. government.

     Contributing to the strength of the municipal bond market in fiscal 1998 were:

     *  the Federal Reserve Board's ability to fight inflation;
     * Washington's commitment to keep the income provided by municipal bonds generally exempt from Federal taxes; and
     *  the ability of many states to post substantial budget surpluses.

     Each of these trends, in our opinion, remains intact for the coming year. Municipal bonds remain one of the few ways investors can obtain monthly income without increasing their income tax bill. In addition, history has shown that tax-exempt securities can help temper the effect of potential equity market volatility when included in a balanced investment portfolio.

WE EXPECT THE SURGE IN MUNICIPAL BOND SUPPLY TO SLOW IN THE COMING MONTHS, DUE TO LIMITATIONS ON HOW MANY TIMES ISSUERS CAN REFINANCE.

     On the pages that follow, the managers of each of the state specific funds review the Funds' performance during the past fiscal year and provide an outlook for the balance of calendar 1998. We thank you for being among the hundreds of thousands of investors who have chosen to invest with the Delaware Investments family of funds.

discipline

Sincerely,

/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
-------------------
Jeffrey J. Nick
President and Chief Executive Officer
                                                                  for tax-exempt
                                                                       income
                                                                         3

                 PORTFOLIO MANAGERS' REVIEW
                 Minnesota Municipal Income Funds - I, II, III

MINNESOTA MUNICIPAL INCOME FUNDS BOND QUALITY AND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
MARCH 31, 1998
                                      FUND I        FUND II         FUND III
--------------------------------------------------------------------------------
AAA                                    54.9%         54.8%            66.1%
AA                                     13.7%         16.9%            10.0%
A                                      20.8%         20.9%            12.5%
BB                                      0.0%          1.2%             6.7%
Unrated                                10.6%          6.2%             4.7%
Average Quality                         AA3           AA2              AA2
Average Effective Maturity           10.1 years    7.9 years         7.8 years
Average Effective Duration            5.0 years    5.8 years         5.9 years
Current Yield at Market Price          5.92%         5.89%            5.66%
Amount of Leveraging (Millions)       $20.0         $60.0            $15.0
--------------------------------------------------------------------------------
Approximately 22.1%, 21.2% and 13.0% of the income generated by Minnesota Municipal Income Funds - I, II and III for the 12 months ended March 31, 1998, respectively, was subject to the federal alternative minimum tax.

     YOUR FUNDS' PORTFOLIO MANAGERS

     MITCHELL L. CONERY AND PATRICK P. COYNE manage Florida Insured Municipal Income Fund. Mr. Conery holds an MBA from the State University of New York at Albany. He managed a $5 billion municipal bond portfolio at Travelers Group before coming to Delaware in January 1997. Mr. Coyne has managed fixed-income securities at Delaware Management Company since 1990. He holds an MBA in finance from the University of Pennsylvania's Wharton School of Business.

     ELIZABETH H. HOWELL manages the three Minnesota Funds discussed in this report. She has more than 13 years experience that includes serving as a fixed-income portfolio manager at Windsor Financial Group and investment management positions at Loomis Sayles & Co. and Eaton Vance Management. Ms. Howell has an MBA from Babson College.

     ANDREW M. MCCULLAGH JR. manages Arizona Municipal Income Fund and Colorado Insured Municipal Income Fund. He has more than 23 years of experience in municipal bond trading, underwriting and portfolio management. He holds a graduate certificate in public finance from the University of Michigan.

for tax-exempt
   income
     4

MINNESOTA MUNICIPAL INCOME FUNDS
ASSET ALLOCATION
--------------------------------------------------------------------------------
MARCH 31, 1998
                                 FUND I            FUND II            FUND III
--------------------------------------------------------------------------------
Housing                           23.3%             21.7%               20.8%
Hospitals                         15.1%             16.2%               19.3%
Power Authority                   13.9%              8.0%                8.7%
General Obligation                 8.4%             11.3%                5.3%
Higher Education                   9.0%              9.7%                9.0%
Pre-Refunded                      23.6%             20.5%               17.9%
Territorial                        1.2%              3.7%                3.3%
Industrial Development             4.5%              4.8%               11.2%
Pollution Control                  0.0%              3.1%                3.4%
Cash                               1.0%              1.0%                1.1%

DELAWARE INVESTMENTS' THREE CLOSED-END Minnesota municipal bond funds provided a total return between 290 and 550 basis points (2.9% to 5.5%) higher than the unmanaged Lehman Brothers Municipal Bond Index for the 12 months ending March 31, 1998, as shown on page 1.

     We attribute the Funds' strong performance to 1) a duration that was longer than the average of each Fund's peers, and 2) prudent leveraging. As the bond market rallied during the last half of the fiscal year, this relatively aggressive position enabled the Funds to fully participate in the bond market's total return potential. Duration measures a bond's sensitivity to interest rate fluctuations.

     Municipalities across Minnesota benefited from a credit quality upgrade in fiscal 1998. Standard & Poor's, an independent bond rating agency, upgraded the state's general obligation bond rating to AAA from AA+. Minnesota is one of only eight states to obtain S&P's highest rating.

        The net assets of each of the Minnesota Municipal Income Funds were mostly allocated to the highest quality tiers of the state's municipal bond market. However, Minnesota Municipal Income Funds II and III had slightly longer durations than Minnesota Municipal Income

STRATEGY

Fund I. We believe the longer durations enabled Funds II and III to achieve higher returns than Fund I during fiscal 1998.

     Bonds with a longer duration are more sensitive to interest rate changes and investor perceptions regarding inflation. Thus, as inflation fears waned during the last half of fiscal 1998, Minnesota Funds II and III benefited to a greater extent.

     We believe some investors' preference for relatively high current yield and moderate duration explains why Minnesota Fund I sold at a premium to net asset value while Funds II and III sold at modest discounts as of year's end. However, as you can see by

MINNESOTA MUNICIPAL INCOME FUND I
MARKET PRICE VS. NET ASSET VALUE
--------------------------------------------------------------------------------
APRIL 1, 1997 TO MARCH 31, 1998

DATE                       NET ASSET VALUE            MARKET PRICE
--------------------------------------------------------------------------------
4/01/97                         $14.64                   $14.69
4/25/97                         $14.37                   $14.63
5/30/97                         $14.71                   $14.69
6/27/97                         $14.86                   $15.19
7/25/97                         $15.18                   $15.38
8/29/97                         $15.00                   $15.44
9/26/97                         $15.15                   $15.63
10/24/97                        $15.06                   $15.38
11/28/97                        $15.20                   $15.38
12/31/97                        $15.35                   $15.44
1/30/98                         $15.50                   $15.63
2/27/98                         $15.43                   $16.06
3/31/98                         $15.38                   $15.69
--------------------------------------------------------------------------------
Source: Bloomberg Business News. Past performance does not guarantee future results.

                                                                  for tax-exempt
                                                                       income
                                                                         5
MINNESOTA MUNICIPAL INCOME FUND II
MARKET PRICE VS. NET ASSET VALUE
--------------------------------------------------------------------------------
APRIL 1, 1997 TO MARCH 31, 1998

DATE                   NET ASSET VALUE                 MARKET PRICE
--------------------------------------------------------------------------------
4/01/97                     $13.52                         $12.50
4/25/97                     $13.51                         $12.50
5/30/97                     $13.95                         $13.25
6/27/97                     $14.12                         $13.56
7/25/97                     $14.70                         $13.88
8/29/97                     $14.30                         $13.88
9/26/97                     $14.46                         $14.00
10/24/97                    $14.39                         $13.75
11/28/97                    $14.56                         $13.63
12/26/97                    $14.78                         $13.75
1/30/98                     $14.91                         $14.44
2/27/98                     $14.83                         $14.63
3/31/98                     $14.80                         $13.88
--------------------------------------------------------------------------------
Source: Bloomberg Business News. Past performance does not guarantee future results.

comparing the performance table on page 1 with the portfolio highlights table on page 3, having a higher yield doesn't always generate a higher total return.

     The amount of Minnesota bonds issued during the first quarter of calendar 1998 increased 132% compared to a year earlier, according to The Bond Buyer. We believe this increase demonstrated many municipalities' desire to reduce borrowing costs by refinancing. The low interest rate environment has made it advantageous for Minnesota municipalities to advance refund bonds that were issued at higher interest rates. Fortunately, Minnesota Municipal Income Funds I, II and III were well-positioned for such an environment. Throughout the 1998 fiscal year, we focused on bonds that in our opinion offered good call protection.

OUTLOOK
We expect the confluence of factors that helped produce a strong U.S. economy in fiscal 1998 to continue in the coming months. Inflation appears to be benign despite a strong statewide and national economy.

MINNESOTA

     Minnesota has employed stringent fiscal measures to balance the state budget and this helped the state record a $2 billion budget surplus by the end of the 1997 calendar year. The state government recently voted to apply surplus revenues to property tax rebates and reductions along with infrastructure improvements.

     Minnesota's businesses added approximately 70,000 new jobs in the 1997 calendar year as the total payroll employment grew to nearly 2.6 million. Personal income in the state is estimated to have grown at a 6.6% annual rate during 1997 - well above the national average of 5.3%.

     With increasing incomes and a state income tax among the highest in the nation, we believe Minnesota residents will see the state's municipal bonds as an attractive way to decrease their income tax bill in the coming year.

ELIZABETH H. HOWELL

Vice President
Senior Portfolio Manager


MINNESOTA MUNICIPAL INCOME FUND III
MARKET PRICE VS. NET ASSET VALUE
--------------------------------------------------------------------------------
APRIL 1, 1997 TO MARCH 31, 1998

DATE                   NET ASSET VALUE               MARKET PRICE
--------------------------------------------------------------------------------
4/01/97                     $12.66                       $11.63
4/25/97                     $12.66                       $11.50
5/30/97                     $13.04                       $12.63
6/27/97                     $13.20                       $12.38
7/25/97                     $13.50                       $12.50
8/29/97                     $13.34                       $12.81
9/26/97                     $13.49                       $13.00
10/24/97                    $13.41                       $12.69
11/28/97                    $13.59                       $12.63
12/26/97                    $13.79                       $12.88
1/30/98                     $13.90                       $13.63
2/27/98                     $13.82                       $13.88
3/31/98                     $13.76                       $13.38
--------------------------------------------------------------------------------
Source: Bloomberg Business News. Past performance does not guarantee future results.

for tax-exempt
  income
    6

ARIZONA MUNICIPAL INCOME FUND

ARIZONA MUNICIPAL INCOME FUND provided a strong total return of +15.17% (capital change plus reinvestment of distributions) for the 12 months ended March 31, 1998. We outperformed the unmanaged Lehman Brothers Municipal Bond Index by more than 500 basis points (5%) for the period, as shown on page 1.
     We believe the Fund's superior performance is largely due to our success in finding pockets of value within Arizona's municipal bond market. We did not target particular sectors but sought specific bonds we thought had greater total return potential than that offered by the aggregate pool of bonds issued by the state's municipalities.
     Arizona has many characteristics which we believe make municipal bonds attractive. High technology industries are attracted to the state's relatively skilled labor pool. Many retirees and others have been moving to Arizona, generating a need for additional municipal services. Arizona has one of the fastest growing populations in the nation according to the U.S. Census Bureau. By the year 2001, the state is projected to have a population of 5 million, 8% more than today.
     Economic expansion has been greatest in Maricopa and Pima counties, the state's largest issuers of general obligation bonds and home to Arizona's two largest cities - Phoenix and Tucson. Phoenix' population of 1.2 million represents 26% of Arizona residents, according to a state economic development report.
     For most of the year, we maintained a longer duration (a measurement of a arizona

ARIZONA MUNICIPAL INCOME FUND
PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
----------------------------------------------------------------
MARCH 31, 1998

Utility                                                     4.0%
General Obligation                                         30.1%
Certificates of Participation                               3.7%
Water/Sewer Bonds                                          15.5%
Power Authority                                             2.5%
Transportation                                             11.0%
Cash                                                        1.4%
Hospitals                                                  12.3%
Higher Education                                            3.1%
Housing                                                     8.9%
Other Revenue                                               2.0%
Industrial Development                                      5.5%


Average Effective Maturity        7.1 years
Average Effective Duration        5.7 years
Average Quality                         AAA
Current Yield at Market Price         5.28%
Amount of Leveraging            $25 million
----------------------------------------------------------------
Approximately 4.0% of the income generated by Arizona Municipal
Income Fund for the 12 months ended March 31, 1998, was subject to the federal alternative minimum tax.

                                                                  for tax-exempt
                                                                      income
                                                                        7

bond's sensitivity to interest rates) than most of our competitors. This helped your Fund benefit from rising bond prices during this past year's rally.
     We allowed the Fund's duration to decline as interest rates declined during the last six months of fiscal 1998. At year's end, your Fund's duration stood at
5.7 years, three quarters of a year lower than at mid-year.

OUTLOOK
We believe interest rates will remain stable in the coming months. Government economic indicators appear to show that U.S. economic growth is slowing from its torrid pace of 1997. First calendar quarter earnings have been lower than expected for many companies listed in the Standard & Poor's 500 Index, and many analysts believe this trend could continue for the balance of 1998, increasing the attractiveness of bond investments relative to equities.
     In the months ahead, investor demand for Arizona municipal bonds is likely to remain strong. We believe the state's demographic profile suggests that many residents will continue to seek income-oriented investments. For investors in the highest federal income tax bracket (39.6%), the tax-equivalent yield on the state's long-term bonds was an attractive 8.36% as of March 31.

Andrew M. McCullagh, Jr.
Vice President
Senior Portfolio Manager

ARIZONA MUNICIPAL INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
----------------------------------------------------------
APRIL 1, 1997 TO MARCH 31, 1998

DATE                   NET ASSET VALUE        MARKET PRICE
----------------------------------------------------------
4/01/97                     $13.74               $12.88
4/25/97                     $13.72               $13.00
5/30/97                     $14.15               $13.44
6/27/97                     $14.36               $13.81
7/25/97                     $14.75               $14.25
8/29/97                     $14.53               $14.13
9/26/97                     $14.70               $14.44
10/24/97                    $14.63               $14.00
11/28/97                    $14.78               $13.81
12/26/97                    $15.02               $14.38
1/30/98                     $15.21               $14.38
2/27/98                     $15.10               $14.50
3/31/98                     $15.03               $14.63
-------------------------------------------------------
Source: Bloomberg Business News. Past performance does not guarantee future results.

for tax-exempt
  income
    8

FLORIDA INSURED MUNICIPAL INCOME FUND

FLORIDA INSURED MUNICIPAL INCOME FUND performed exceptionally well throughout the year - providing a total return of +18.22% (capital change plus reinvested distributions at net asset value) for the 12 months ended March 31, 1998.
     Your Fund handily outperformed both its benchmark - the Lehman Brothers Insured Municipal Bond Index, and Lipper peer group average, which had total returns of +11.25% and +12.85% respectively, as shown on page 1.
     We achieved strong results while investing in the highest credit quality tiers of Florida's municipal bond market. As of March 31, 1998, your Fund was exclusively invested in bonds with a rating of AAA - the highest credit quality available as judged by Standard & Poor's and Moody's Investors Service - two independent bond rating agencies. The credit quality of many of Florida's bonds is generally strong - more than 70% of the state's municipal bonds are protected by private insurance.
     The narrowing of the spread between short and long-term interest rates during the year presented a challenge for the Fund. In order to increase the Fund's income potential we maintained strong weighting in hospital bonds.
     Hospital bonds provided higher yields than any other type of Florida municipal bonds in the past year. Because of intense competition in the health care industry, we invest only in hospitals that show a proven ability to increase revenues over time.
     Florida's municipal bond market has been bolstered by the underlying strength of the state's economy. Aside from the traditionally strong travel and tourism industry, Florida has become a gateway to florida

FLORIDA INSURED MUNICIPAL INCOME FUND
PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
----------------------------------------------------------------
MARCH 31, 1998

Hospitals                                                  15.8%
Other Revenue Bonds                                        24.1%
Pre-Refunded                                                6.7%
General Obligation                                          4.3%
Cash                                                        1.4%
Housing                                                    11.8%
Certificates of Participation                              12.6%
Transportation                                              4.7%
Water and Sewer                                            11.3%
Higher Education                                            5.0%
Utility                                                     2.3%

Average Effective Maturity        8.9 years
Average Effective Duration        6.6 years
Average Quality                         AAA
Current Yield at Market Price         5.29%
Amount of Leveraging            $20 million
----------------------------------------------------------------
Approximately 16.7% of the income generated by Florida Insured
Municipal Income Fund for the 12 months ended March 31, 1998, was subject to the federal alternative minimum tax.

                                                                  for tax-exempt
                                                                      income
                                                                        9



international trade with Latin America. A constant influx of retirees and other new residents generates a need for more roads, schools and water treatment facilities.

OUTLOOK
If inflation remains low, we believe the Federal Reserve Board will be reluctant to raise borrowing costs for the balance of calendar 1998. In this low interest rate environment, we will seek bonds with a higher-than average income potential.
     Bonds issued by Dade County may provide such income opportunities. We largely avoided bonds issued by the county after its aborted merger with the city of Miami in 1997. Miami credit quality had suffered because of lax municipal fiscal controls and we were concerned that Dade County would be negatively affected. Remarkably, the credit quality of the county's bonds has remained relatively high.
     The U.S. Census Bureau projects that Florida's population will grow to 20.7 million people by the year 2025. This would represent a 40% increase in the number of state residents. Given the infrastructure additions and improvements needed to accommodate a growing population, we believe Florida's municipal bond market can continue to offer attractive total return and income producing opportunities.

outlook

Patrick P. Coyne
Vice President
Senior Portfolio Manager

Mitchell L. Conery
Vice President
Senior Portfolio Manager

FLORIDA INSURED MUNICIPAL INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
----------------------------------------------------------
APRIL 1, 1997 TO MARCH 31, 1998

DATE                   NET ASSET VALUE        MARKET PRICE
----------------------------------------------------------
4/01/97                     $13.62               $12.38
4/25/97                     $13.63               $12.63
5/30/97                     $14.17               $13.13
6/27/97                     $14.39               $13.63
7/25/97                     $14.88               $13.19
8/29/97                     $14.61               $13.75
9/26/97                     $14.79               $13.75
10/24/97                    $14.74               $13.75
11/28/97                    $14.95               $13.94
12/26/97                    $15.25               $14.38
1/30/98                     $15.43               $14.69
2/27/98                     $15.31               $14.38
3/31/98                     $15.30               $14.31
----------------------------------------------------------
Source: Bloomberg Business News. Past performance does not guarantee future results.

[photo of family on beach]
for tax-exempt
   income
     10

COLORADO INSURED MUNICIPAL INCOME FUND

COLORADO INSURED MUNICIPAL INCOME Fund provided a robust total return of +15.84% (at net asset value with distributions reinvested) for the twelve months ended March 31, 1998. The Fund outperformed the Lehman Brothers Insured Municipal Bond Index by a remarkable 459 basis points (4.59%).
     The Fund capitalized on the state's diverse economy by seeking relative value in the state's municipal bond market. We did not target broad sectors, but focused on specific bonds we thought had greater total return potential than the average bond issued in the state.
     We reduced the Fund's average effective maturity modestly to 9.0 years as of March 31, 1998. Due to the narrowing spread between short- and long-term interest rates, we believed we could provide almost as much yield as the state's long-term bonds but without the added price volatility.
     The Fund's yield at market price was 5.25% as of March 31, 1998. For an investor in the top federal tax bracket of 39.6%, and the highest state tax bracket of 3.02%, the taxable equivalent yield is 9.14%.
     Colorado serves as a key distribution and transportation center for the growing Rocky Mountain region. We recently purchased a transportation bond for a toll highway that begins just south of Denver and leads to Denver International Airport. The Airport's popularity has exceeded expectations and we believe the highway will benefit from the airport's success.
     Colorado's growth as a regional medical center, which serves neighboring states as well as its own population, is creating attractive income and total return opportunities. We slightly increased the Fund's allocation to hospital bonds. We focused on high quality bonds issued by hospitals that have demonstrated colorado

COLORADO INSURED MUNICIPAL INCOME FUND
PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
----------------------------------------------------------------
MARCH 31, 1998

General Obligation                                         24.4%
Sales Tax Revenue                                           2.6%
Higher Education                                           14.0%
Certificates of Participation                               1.9%
Cash                                                        1.6%
Hospitals                                                  13.1%
Pollution Control                                           1.4%
Transportation                                             15.4%
Pre-Refunded                                               12.5%
Housing                                                     8.2%
Utility                                                     4.9%


Average Effective Maturity        9.0 years
Average Effective Duration        6.7 years
Average Quality                         AAA
Current Yield at Market Price         5.25%
Amount of Leveraging            $40 million
----------------------------------------------------------------
None of the income generated by Colorado Insured Municipal
Income Fund for the 12 months ended March 31, 1998, was subject to the federal alternative minimum tax.

                                                                  for tax-exempt
                                                                      income
                                                                        11
the ability to expand revenues and maintain profitability.

OUTLOOK
Colorado's emergence as a communications and transportation hub in the Western U.S. bodes well for the state's municipal bonds, in our opinion. The state's strong economy has helped to improve the credit quality of its municipal bonds over the past decade.
     Adding to the attractiveness of Colorado's municipal bond market was the passage of the Taxpayer Bill of Rights (TABOR amendment) which placed a constitutional cap on spending and has led to what we believe is more disciplined fiscal management.
     The amendment requires voter consent in order for the state to issue many types of general obligation bonds. Thus, we believe a larger percentage of the state's municipal securities will be issued as revenue bonds. Such bonds are supported by the revenue stream of a particular project - a toll road, a hospital or a water treatment plant, rather than income tax dollars.

outlook

Andrew M. McCullagh, Jr.
Vice President
Senior Portfolio Manager

COLORADO INSURED MUNICIPAL INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
----------------------------------------------------------
APRIL 1, 1997 TO MARCH 31, 1998

DATE                   NET ASSET VALUE        MARKET PRICE
----------------------------------------------------------
4/01/97                     $13.50               $12.63
4/25/97                     $13.51               $12.88
5/30/97                     $13.94               $13.38
6/27/97                     $14.16               $13.69
7/25/97                     $14.61               $13.75
8/29/97                     $14.35               $13.50
9/26/97                     $14.56               $13.38
10/24/97                    $14.48               $13.50
11/28/97                    $14.66               $13.81
12/26/97                    $14.97               $14.13
1/30/98                     $15.11               $14.44
2/27/98                     $14.99               $14.31
3/31/98                     $14.92               $14.00
----------------------------------------------------------
Source: Bloomberg Business News. Past performance does not guarantee future results.

DIVIDEND REINVESTMENT PLANS
Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Norwest Bank, Minnesota, NA at
1.800.468.9716. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your financial adviser or the broker/dealer holding the shares.
     Under the Funds' current policies, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to the shareholders by the dividend plan agent.
     After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan.

12 for tax-exempt income


FINANCIAL STATEMENTS
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
MARCH 31, 1998
--------------------------------------------------------------------------------
                                                     PRINCIPAL            MARKET
                                                      AMOUNT              VALUE
                                                 -------------------------------
MUNICIPAL BONDS - 98.87%
GENERAL OBLIGATION BONDS - 8.35%
Edina Recreational Facilities Bonds
 Series 1992-A 6.00% 01/01/09 ...............     $  305,000          $  321,330
Edina Recreational Facilities Bonds
 Series 1992-A 6.00% 01/01/10 ...............        320,000             336,570
Minneapolis 6.00% 03/01/16 ..................      1,600,000           1,687,120
Minneapolis-St. Paul Metro Airport Commission
 AMT 6.60% 01/01/11  ........................      1,500,000           1,601,445
Rosemount Independent School District #196
 5.70% 04/01/12  ............................      1,000,000           1,057,130
                                                                      ----------
                                                                       5,003,595
                                                                       ---------
HIGHER EDUCATION REVENUE BONDS - 9.01%
Minnesota Higher Education Facility
 St. Thomas University Series 3-C
 6.25% 09/01/16  .......................           1,000,000           1,049,660
Minnesota Higher Education Facility
 Macalester College Series 3-J
 6.40% 03/01/22  .......................           1,000,000           1,064,070
Minnesota State University Board Revenue
 State University System Series A
 6.05% 06/30/18  .......................             250,000             261,548
Northfield St. Olaf College Revenue
 6.30% 10/01/12  .......................           1,075,000           1,155,958
Northfield St. Olaf College Revenue
 6.40% 10/01/21  .......................           1,750,000           1,868,247
                                                                       ---------
                                                                       5,399,483
                                                                       ---------
HOSPITAL REVENUE BONDS - 15.04%
Bloomington Health Care Facilities
 Masonic Home Care Center
 5.875% 07/01/22 (AMBAC) .................         1,000,000           1,041,990
Duluth Economic Development Authority
 Health Care Revenue Duluth Clinic
 Series 1992 6.30% 11/01/22 (AMBAC) ......         1,270,000           1,380,426
Duluth Economic Development Authority
 Health Care Revenue St. Luke's Hospital
 Series 1992-B 6.40% 05/01/18 (Connie Lee)         1,000,000           1,079,690
Duluth Economic Development Authority
 Health Care Revenue St. Mary's Hospital
 Series 1993-C 6.00% 02/15/20(Connie Lee)          1,000,000           1,065,990
Minneapolis Hospital System Revenue
 Fairview Hospital Series 1991-A
 6.50% 01/01/11 (MBIA) ...................         2,210,000           2,402,756
Minneapolis Hospital System Revenue
 Fairview Hospital Series 1993-A
 5.25% 11/15/19 (MBIA) ...................         1,500,000           1,507,380
Minneapolis/St. Paul HRA HealthOne
 6.75% 08/15/14 (MBIA) ...................           500,000             535,470
                                                                       ---------
                                                                       9,013,702
                                                                       ---------

                                                     PRINCIPAL            MARKET
                                                      AMOUNT              VALUE
                                                 -------------------------------

MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS - 23.28%
Brooklyn Center Multifamily Housing Revenue
 Four Courts AMT 7.50% 06/01/25 ...............   $1,800,000          $1,857,402
Minneapolis Community Housing Revenue
 Series-5 5.70% 12/01/27  .....................      200,000             205,666
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue
 Series 1991-A AMT 7.45% 07/01/22 (FHA) .......    1,385,000           1,470,053
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue
 Series 1992-G 6.50% 07/01/06365,000390,864
Minnetonka Senior Housing Project
 (Presbyterian Homes Guaranteed)
 7.70% 06/01/25  ..............................    2,725,000           2,939,648
New Brighton Multifamily Mortgage Revenue
 Polynesian Village Apartments
 Series 1995-A 7.60% 04/01/251,400,0001,493,814
St. Anthony Multifamily Housing Development
 6.875% 07/01/22 (Asset Guaranty) .............    2,265,000           2,427,876
 St. Paul HRA Multifamily Housing Revenue
Pointe of St. Paul Project
 Series 1992 6.60% 10/01/12 (FNMA) ............    2,950,000           3,162,931
                                                                       ---------
                                                                      13,948,254
                                                                       ---------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 4.48%
Bass Brook PCR Minnesota Power and Light
 6.00% 07/01/22................................    2,575,000           2,681,991
                                                                       ---------
                                                                       2,681,991
                                                                       ---------
POWER AUTHORITY REVENUE BONDS - 13.88%
Anoka County Solid Waste Disposal
 National Rural Co-Op Utility AMT
 6.95% 12/01/08  ..............................    1,000,000           1,069,710
Northern Minnesota Municipal Power Agency
 Electric System Revenue Series A
 5.00% 01/01/21  ..............................    1,500,000           1,442,715
Northern Minnesota Municipal Power Agency
 Electric System Revenue Series B
 5.50% 01/01/18 (AMBAC)  ......................    1,250,000           1,278,125
Southern Minnesota Municipal Power Agency
 5.00% 01/01/16 (FGIC)  .......................      580,000             569,247
Southern Minnesota Municipal Power Agency
 5.50% 01/01/15 (AMBAC)  ......................      610,000             627,580
Southern Minnesota Municipal Power Agency
 5.75% 01/01/11 (FGIC)  .......................    1,000,000           1,052,920
Western Minnesota Municipal Power Agency
 5.50% 01/01/15 (MBIA)  .......................    2,275,000           2,278,686
                                                                       ---------
                                                                       8,318,983
                                                                       ---------
                                                        for tax-exempt income 13
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                     PRINCIPAL            MARKET
                                                      AMOUNT              VALUE
                                                 -------------------------------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED BONDS/ESCROWED TO MATURITY -
  23.64%
Carver County Series 1992-A
 5.875% 02/01/14-02  ............................ $1,000,000          $1,049,930
Dakota & Washington Counties HRA
 Single Family Mortgage Revenue
 Bloomington AMT 8.375% 09/01/21(GNMA)
 (Escrowed to Maturity)  ........................  2,555,000           3,592,790
Duluth Economic Development Authority
 Health Care Revenue Duluth Clinic Series 1992
 6.30% 11/01/22-04 (AMBAC) ......................    730,000             815,060
Metropolitan Council Sports Facilities Commission
 Hubert H. Humphrey Metrodome
 6.00% 10/01/09 (Escrowed to Maturity) ..........  1,750,000           1,875,492
Minnesota Public Facilities Authority
 Water Pollution Control Revenue
 Series 1992 6.50% 03/01/14-02 ..................  1,500,000           1,651,530
Puerto Rico Commonwealth
 6.00% 07/01/26-07  .............................  2,000,000           2,277,180
St. Cloud Hospital Revenue
 6.75% 07/01/15-01 (AMBAC) ......................  1,000,000           1,097,180
St. Francis Independent School District #15
 6.30% 02/01/11-06 (FSA)  .......................  1,250,000           1,394,350
Southern Minnesota Municipal Power Agency
 5.50% 01/01/15 (AMBAC)
 (Escrowed to Maturity)  ........................    390,000             404,953
                                                                      ----------
                                                                      14,158,465
                                                                      ----------
TRANSPORTATION REVENUE BONDS - 1.19%
Puerto Rico Commonwealth Highway & Transportation
 Authority 5.50% 07/01/26........................    700,000             715,337
                                                                      ----------
                                                                         715,337
                                                                      ----------
TOTAL MUNICIPAL BONDS (COST $54,727,125)                              59,239,810
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES - 98.87%
 (COST $54,727,125)**  ..........................                   $ 59,239,810
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 1.13%  .....................                        675,227
                                                                    ------------

TOTAL NET ASSETS - 100.00%  .....................                   $ 59,915,037
LIQUIDATION VALUE OF PREFERRED STOCK ............                   (20,000,000)
                                                                    ------------
NET ASSETS APPLICABLE TO 2,594,700 COMMON SHARES
 ($.01 PAR VALUE) OUTSTANDING ...................                   $ 39,915,037
                                                                    ============

NET ASSET VALUE PER COMMON SHARE
 ($39,915,037 / 2,594,700 SHARES)  ..............                   $      15.38
                                                                           =====

_____________________
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**      Also cost for federal income tax purposes.

               AMBAC - Insured by the AMBAC Indemnity Corporation
                 AMT - Subject to Alternative Minimum Tax
      Asset Guaranty - Insured by the Asset Guaranty Insurance Company
          Connie Lee - Insured by the College Construction Insurance Association
                FGIC - Insured by the Financial Guaranty Insurance Corporation
                 FHA - Insured by the Federal Housing Authority
                FNMA - Insured by the Federal National Mortgage Association
                 FSA - Insured by the Financial Security Assurance
                GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT MARCH 31, 1998:
Common stock, $.01 par value, 200 million shares authorized
 to the Fund ...............................................        $ 35,455,037
Preferred stock, $.01 par value, 1 million shares authorized
 to the Fund ...............................................          20,000,000
Distributions in excess of net investment income ...........             (51,780)
Accumulated net realized loss on investments ...............                (905)
Net unrealized appreciation on investments .................           4,512,685
                                                                    ------------
Total net assets ...........................................        $ 59,915,037
                                                                    ============

                             See accompanying notes

VOYAGEUR MINNESOTA
MUNICIPAL INCOME FUND II, INC.
STATEMENT OF NET ASSETS
MARCH 31, 1998
--------------------------------------------------------------------------------
                                                     PRINCIPAL           MARKET
                                                      AMOUNT             VALUE
                                                 -------------------------------
MUNICIPAL BONDS - 99.02%
GENERAL OBLIGATION BONDS - 11.26%
Becker AMT 6.25% 08/01/15 (MBIA) ............    $ 3,700,000         $ 3,987,379
Buffalo Independent School District
 6.15% 02/01/22 (FSA)  ......................      4,030,000           4,233,313
Hawley Independent School District
 5.75% 02/01/17 (FSA)  ......................      1,000,000           1,047,350
Melrose Independent School District #740
 Series A 5.625% 02/01/13 (FSA) .............      3,225,000           3,309,979
Minneapolis Convention Center Facilities
 5.40% 04/01/12  ............................      2,000,000           2,058,700
Minnesota State 5.375% 08/01/11 .............      1,000,000           1,031,410
Rosemount Independent School District #196
 5.70% 04/01/12  ............................      1,270,000           1,342,555
Stewartville Independent School District #534
 5.75% 02/01/17  ............................      1,705,000           1,827,931
                                                                      ----------
                                                                      18,838,617
                                                                      ----------

14 for tax-exempt income

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                           PRINCIPAL          MARKET
                                                            AMOUNT            VALUE
                                                       -------------------------------
MUNICIPAL BONDS (CONTINUED)
HIGHER EDUCATION REVENUE BONDS - 9.66%
Minnesota Higher Education Facility
 Macalster College 5.55% 03/01/16...................    $1,250,000          $1,295,600
Minnesota Higher Education Facility
 St. Thomas University Series 4A-1
 5.625% 10/01/21  ..................................     1,000,000           1,030,260
Minnesota State Higher Education Facility
 St. Thomas University Series R1
 5.60% 10/01/15  ...................................     1,050,000           1,088,966
Minnesota State Higher Education Facility
 St. Thomas University Series R2
 5.60% 09/01/14  ...................................       275,000             285,890
Minnesota State University Board Revenue
 Series 1993-A State University System
 6.10% 06/30/23  ...................................     1,150,000           1,205,304
Minnesota State University Board Revenue
 Series 1993-C State University System
 5.60% 06/30/16 (MBIA)  ............................     4,115,000           4,232,977
Minnesota State University Board Revenue
 Series 1993-C State University System
 5.60% 06/30/19 (MBIA)  ............................     3,720,000           3,818,022
University of Minnesota Series A
 5.50% 07/01/21  ...................................     3,000,000           3,200,250
                                                                            ----------
                                                                            16,157,269
                                                                            ----------
HOSPITAL REVENUE BONDS - 16.20%
Bloomington Health Care Facilities
 Masonic Home Care Center
 5.875% 07/01/22 (AMBAC)  ..........................     4,000,000           4,167,960
Brainerd Evangelical Lutheran Health Care Facilities
 Series A 6.65% 03/01/17 (FSA) .....................     1,195,000           1,301,259
Detroit Lakes Benedictine Health Systems
 St. Mary's Hospital
 6.00% 02/15/19 (Connie Lee) .......................     1,250,000           1,332,488
Duluth Economic Development Authority
 Health Care Facilities Revenue Duluth Clinic
 6.20% 11/01/12 (AMBAC)  ...........................       720,000             779,659
Duluth Economic Development Authority
 Health Care Facilities Revenue Duluth Clinic
 Series 1992 6.30% 11/01/22 (AMBAC) ................     3,890,000           4,228,236
Duluth Economic Development Authority
 Health Care Facilities Revenue St. Mary's Hospital
 Series 1993-C 6.00% 02/15/20 (Connie Lee) .........     6,000,000           6,395,940
Minnesota Agricultural and Economic Development
 Health Care System Fairview Hospital Series A
 5.75% 11/15/26 (MBIA)  ............................     4,800,000           5,079,264
Minneapolis-St. Paul HRA Childrens Health Care
 5.50% 08/15/25 (FSA)  .............................     1,500,000           1,537,395
Minneapolis-St. Paul HRA HealthOne
 7.40% 08/15/11 (MBIA)  ............................     2,105,000           2,288,261
                                                                            ----------
                                                                            27,110,462
                                                                            ----------

HOUSING REVENUE BONDS - 21.66%
Chanhassen Multifamily Housing Heritage Park
 Project AMT 6.20% 07/01/30 (FHA)                        1,105,000           1,169,764

                                                           PRINCIPAL          MARKET
                                                            AMOUNT            VALUE
                                                       -------------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Dakota County HRA Multifamily Mortgage Revenue
 Imperial Ridge Project Series 1993-A
 6.10% 12/15/28 (GNMA)  ..........................      $1,875,000          $1,972,800
Harmony Minnesota Multifamily Revenue
 Zedakah Foundation Project Series A
 5.95% 09/01/20  .................................       1,000,000           1,036,840
Minnesota Housing Finance Agency
 Multifamily Rental Housing
 Series D 5.90% 02/01/14  ........................       1,115,000           1,161,953
Minnesota Housing Finance Agency
 Multifamily Rental Housing
 Series D 6.00% 08/01/22  ........................       2,295,000           2,389,875
Minnesota Housing Finance Agency
 Single Family Housing Revenue
 Series 1994-F 6.30% 07/01/25 ....................       1,545,000           1,643,957
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue AMT
 7.05% 07/01/22  .................................       1,710,000           1,802,785
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue
 Series 1992-B2 AMT 6.15% 01/01/26 ...............       3,885,000           4,050,307
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue
 Series 1992-C2 AMT 6.15% 07/01/23 ...............       3,935,000           4,088,111
Minnesota Housing Finance Agency
 Single Family Mortgage Revenue
 Series 1994-J AMT 6.95% 07/01/26 ................       3,655,000           3,952,956
Minnetonka Senior Housing Project
 (Presbyterian Homes of Minnesota Guaranteed)
 7.25% 06/01/09  .................................       1,225,000           1,309,966
Minnetonka Senior Housing Project
 (Presbyterian Homes of Minnesota Guaranteed)
 7.50% 06/01/14  .................................         760,000             820,298
Minnetonka Senior Housing Project
 (Presbyterian Homes of Minnesota Guaranteed)
 7.55% 06/01/19  .................................       2,365,000           2,545,993
New Brighton Multifamily Mortgage Revenue
 Polynesian Village Apartments
 Series 1995-A 7.60% 04/01/25 ....................       3,820,000           4,075,978
St. Cloud Housing Redevelopment Authority
 Northway Manor, Section 8 Housing
 5.35% 12/01/18  .................................         565,000             560,836
St. Paul HRA Single Family Mortgage Revenue
 6.40% 03/01/21 (FNMA)  ..........................       1,935,000           2,066,096
Stillwater, Minnesota Multifamily Mortgage Revenue
 (Stillwater Cottages) AMT 7.25% 11/01/27 ........       1,540,000           1,594,131
                                                                            ----------
                                                                            36,242,646
                                                                            ----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 4.77%
Bass Brook PCR Minnesota Power and Light
 6.00% 07/01/22...................................       7,660,000           7,978,273
                                                                            ----------
                                                                             7,978,273
                                                                            ----------

                                                        for tax-exempt income 15
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                           PRINCIPAL          MARKET
                                                            AMOUNT            VALUE
                                                       -------------------------------
MUNICIPAL BONDS (CONTINUED)
POLLUTION CONTROL REVENUE BONDS - 3.14%
Cloquet, Minnesota Pollution Control Revenue
 Potlatch Corporation Project 5.90% 10/01/26..          $5,000,000          $5,259,650
                                                                            ----------
                                                                             5,259,650
                                                                            ----------
POWER AUTHORITY REVENUE BONDS - 8.03%
Northern Minnesota Municipal Power Agency
 Electric System Revenue Series B
 5.50% 01/01/18 (AMBAC)  ........................        5,955,000           6,088,988
Puerto Rico Electric Power Authority
 5.25% 07/01/21  ................................        2,000,000           2,005,800
Southern Minnesota Municipal Power Agency
 5.75% 01/01/18 (FGIC)  .........................        3,565,000           3,728,598
Western Minnesota Municipal Power Agency
 5.50% 01/01/15 (MBIA)  .........................        1,605,000           1,607,600
                                                                            ----------
                                                                            13,430,986
                                                                            ----------
*PRE-REFUNDED BONDS/ESCROWED TO MATURITY -
 20.49%
Dakota & Washington Counties HRA
 Single Family Mortgage Revenue
 Bloomington AMT 8.375% 09/01/21(GNMA)
 (Escrowed to Maturity)  ........................        5,500,000           7,733,990
Duluth Economic Development Authority
 Hospital Facilities Revenue Duluth Clinic
 6.20% 11/01/12-04 (AMBAC) ......................          280,000             311,032
Duluth Economic Development Authority
 Health Care Facilities Revenue
 6.30% 11/01/22-04 (AMBAC) ......................          960,000           1,071,859
Esko Independent School District
 5.65% 04/01/12-05 (FSA)  .......................          550,000             586,910
Metropolitan Council Sports Facilities Commission
 Hubert H. Humphrey Metrodome
 6.00% 10/01/09 (Escrowed to Maturity) ..........        2,360,000           2,529,236
Minnesota Public Facilities Authority
 Water Pollution Control Revenue
 6.25% 03/01/16-05  .............................        1,000,000           1,115,470
Minnesota Public Facilities Authority
 Water Pollution Control Revenue
 Series 1992 6.50% 03/01/14-05 ..................        3,300,000           3,633,366
Red Wing Independent School District #256
 Series 1993-A 5.70% 02/01/12-03 ................        2,925,000           3,100,295
Red Wing Independent School District #256
 Series 1993-A 5.70% 02/01/13-03 ................        1,625,000           1,722,386
St. Paul HRA Sales Tax Revenue Civic Center
 5.55% 11/01/23 (MBIA)
 (Escrowed to Maturity)  ........................        4,200,000           4,352,040
St. Paul HRA Sales Tax Revenue Civic Center
 5.55% 11/01/23 (Escrowed to Maturity) ..........        2,300,000           2,383,260
Southern Minnesota Municipal Power Agency
 5.75% 01/01/18-16  .............................        3,715,000           3,957,924
Western Minnesota Municipal Power Agency
 6.625% 01/01/16 (Escrowed to Maturity) .........        1,535,000           1,791,406
                                                                             ---------
                                                                            34,289,174
                                                                            ----------

                                                           PRINCIPAL          MARKET
                                                            AMOUNT            VALUE
                                                       -------------------------------
MUNICIPAL BONDS (CONTINUED)
TRANSPORTATION REVENUE BONDS - 3.66%
Puerto Rico Commonwealth Highway & Transportation
 Authority 5.50% 07/01/26..........................     $6,000,000          $6,131,460
                                                                          ------------
                                                                             6,131,460
                                                                          ------------
OTHER REVENUE BONDS - 0.15%
Minneapolis Community Development Authority
 5.50% 06/01/12....................................        250,000             254,725
                                                                          ------------
                                                                               254,725
                                                                          ------------
TOTAL MUNICIPAL BONDS (COST $156,047,703)..........                        165,693,262
                                                                          ------------

TOTAL MARKET VALUE OF SECURITIES - 99.02 %
 (COST $156,047,703)**.............................                       $165,693,262
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 0.98%.........................                          1,639,870
                                                                          ------------

TOTAL NET ASSETS - 100.00%.........................                       $167,333,132
LIQUIDATION VALUE OF PREFERRED STOCK...............                        (60,000,000)
                                                                          ------------
NET ASSETS APPLICABLE TO 7,252,200 COMMON SHARES
 ($.01 PAR VALUE) OUTSTANDING......................                       $107,333,132
                                                                          ============

NET ASSET VALUE PER COMMON SHARE
 ($107,333,132 / 7,252,200 SHARES).................                              14.80
                                                                                 =====

---------------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Cost for federal income tax purposes is $156,086,937.

         AMBAC - Insured by the AMBAC Indemnity Corporation
           AMT - Subject to Alternative Minimum Tax
    Connie Lee - Insured by the College Construction Insurance Association
          FGIC - Insured by the Financial Guaranty Insurance Corporation
           FHA - Insured by the Federal Housing Authority
          FNMA - Insured by the Federal National Mortgage Association
           FSA - Insured by the Financial Security Assurance
          GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT MARCH 31, 1998:
Common stock, $.01 par value, 200 million shares authorized
 to the Fund.................................................              $99,710,002
Preferred stock, $.01 par value, 1 million shares authorized
 to the Fund.................................................               60,000,000
Undistributed net investment income..........................                  728,355
Accumulated net realized loss on investments.................               (2,750,784)
Net unrealized appreciation on investments...................                9,645,559
                                                                          ------------
Total net assets.............................................             $167,333,132
                                                                          ============

                             See accompanying notes

16 for tax-exempt income


VOYAGEUR MINNESOTA
MUNICIPAL INCOME FUND III, INC.
STATEMENT OF NET ASSETS
MARCH 31, 1998
--------------------------------------------------------------------------------

                                                 PRINCIPAL           MARKET
                                                  AMOUNT             VALUE
                                                 ---------           ------
MUNICIPAL BONDS - 98.99%
CERTIFICATES OF PARTICIPATION - 0.26%
Anoka County Community Action Program
  5.50% 06/01/13...........................    $  100,000          $  103,213
                                                                   ----------
                                                                      103,213
                                                                   ----------
GENERAL OBLIGATION BONDS - 5.31%
Brooklyn Park Minnesota Series A
  5.50% 02/01/19...........................     1,075,000           1,103,638
North Branch Independent School District
  5.625% 02/01/17 (FGIC)...................     1,000,000           1,034,530
                                                                   ----------
                                                                    2,138,168
                                                                   ----------
HIGHER EDUCATION REVENUE BONDS - 9.00%
Minnesota Higher Education Facilities
  Authorities Revenue
  St. Thomas University Series 4-A1
  5.625% 10/01/21..........................     1,010,000           1,040,562
Minnesota Higher Education Facilities
  Macalester College
  Series 4-C 5.50% 03/01/12................       200,000             208,858
Minnesota Higher Education Facilities
  St. Benedict College
  Series 3-W 6.375% 03/01/20...............     1,275,000           1,337,768
Minnesota Higher Education Facilities
  St. Mary's College
  Series 3-Q 6.15% 10/01/23................     1,000,000           1,038,360
                                                                   ----------
                                                                    3,625,548
                                                                   ----------
HOSPITAL REVENUE BONDS - 19.28%
Duluth Economic Development Authority
  Hospital Facilities Revenue Duluth Clinic
  6.20% 11/01/12 (AMBAC)...................     1,080,000           1,169,489
Minnesota Agricultural and Economic
  Development Health Care System Fairview
  Hospital Series A 5.75% 11/15/26 (MBIA)..     2,000,000           2,116,360
Princeton Fairview Hospital Revenue
  Series 1991-C 6.25% 01/01/21 (MBIA)......     2,000,000           2,135,160
Robbinsdale North Memorial Medical Center
  Series 1993-B 5.50% 05/15/23 (AMBAC).....     1,500,000           1,527,270
Wadena County Health Care Facilities
  Revenue 7.75% 09/01/24...................       750,000             818,145
                                                                   ----------
                                                                    7,766,424
                                                                   ----------
HOUSING REVENUE BONDS - 20.75%
Brooklyn Center Multifamily Housing Revenue
  Four Courts AMT 7.50% 06/01/25...........     1,000,000           1,031,890
Burnsville Multifamily Mortgage Revenue
  Series A 7.10% 01/01/30 (FSA)............     2,000,000           2,232,220
Edina HRA Edina Park Plaza
  7.70% 12/01/28 (FHA).....................     1,000,000           1,043,530
Minneapolis Community Development Agency
  5.70% 12/01/27...........................       475,000             488,457

                                                 PRINCIPAL           MARKET
                                                  AMOUNT             VALUE
                                                 ---------           ------
 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS (CONTINUED)
 Minneapolis Multifamily Housing Revenue
   Olsen Townhomes AMT 6.00% 12/01/19......    $1,875,000          $1,930,444
 Minnesota HFA Single Family Mortgage Revenue
   Series 1991-A AMT 7.45% 07/01/22 (FHA)..     1,540,000           1,634,571
                                                                   ----------
                                                                    8,361,112
                                                                   ----------
 INDUSTRIAL DEVELOPMENT REVENUE BONDS - 11.17%
 Bass Brook PCR Minnesota Power and Light
   6.00% 07/01/22..........................     1,505,000           1,567,533
 Minnesota Public Facility Authority Water
   Pollution Control 5.40% 03/01/15........     2,820,000           2,932,039
                                                                   ----------
                                                                    4,499,572
                                                                   ----------
 POLLUTION CONTROL REVENUE BONDS - 3.37%
 Cloquet, Minnesota Pollution Control
   Revenue Potlatch Corporation Project
   5.90% 10/01/26..........................     1,000,000           1,051,930
 International Falls Pollution Control
   Revenue Boise Cascade Corporation Project
   5.65% 12/01/22..........................       300,000             304,842
                                                                   ----------
                                                                    1,356,772
                                                                   ----------
 POWER AUTHORITY REVENUE BONDS - 8.66%
 Moorhead Public Utilities Revenue
   6.25% 11/01/12 (MBIA)...................     1,500,000           1,605,510
 Southern Minnesota Municipal Power Agency
   5.75% 01/01/18 (FGIC)...................     1,800,000           1,882,602
                                                                   ----------
                                                                    3,488,112
                                                                   ----------
*PRE-REFUNDED BONDS/ESCROWED TO MATURITY - 17.89%
 Duluth Economic Development Authority
   Hospital Facilities Revenue Duluth Clinic
   6.20% 11/01/12-04 (AMBAC)...............       420,000             466,549
 Esko Independent School District
   5.75% 04/01/17-05 (FSA).................     2,145,000           2,301,692
 St. Paul HRA Sales Tax Revenue Civic Center
   5.55% 11/01/23 (MBIA)
   (Escrowed to Maturity)..................     1,300,000           1,347,060
 University of Minnesota Hospital
   6.75% 12/01/16 (Escrowed to Maturity)...     2,580,000           3,092,517
                                                                   ----------
                                                                    7,207,818
                                                                   ----------
 TRANSPORTATION REVENUE BONDS - 3.30%
 Puerto Rico Commonwealth Highway &
   Transportation Authority 5.50%
   07/01/26................................     1,300,000           1,328,483
                                                                   ----------
                                                                    1,328,483
                                                                   ----------
 TOTAL MUNICIPAL BONDS (COST $37,174,892)..                        39,875,222
                                                                   ----------
                                                        for tax-exempt income 17

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE
                                                                     ------

TOTAL MARKET VALUE OF SECURITIES - 98.99%
  (COST $37,174,892)**.....................................       $39,875,222
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES - 1.01%......................................           408,054
                                                                  -----------

TOTAL NET ASSETS - 100.00%.................................       $40,283,276
LIQUIDATION VALUE OF PREFERRED STOCK.......................       (15,000,000)
                                                                  -----------
NET ASSETS APPLICABLE TO 1,837,200 COMMON SHARES
  ($.01 PAR VALUE) OUTSTANDING.............................       $25,283,276
                                                                  ===========

NET ASSET VALUE PER COMMON SHARE
  ($25,283,276/1,837,200 SHARES)...........................            $13.76
                                                                       ======
_____________________
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Also cost for federal income tax purposes.

AMBAC - Insured by the AMBAC Indemnity Corporation
  AMT - Subject to Alternative Minimum Tax
 FGIC - Insured by the Financial Guaranty Insurance Corporation
  FHA - Insured by the Federal Housing Authority
  FSA - Insured by the Financial Security Assurance
 MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT MARCH 31, 1998:
Common stock, $.01 par value, 200 million shares authorized
  to the Fund..............................................       $25,246,730
Preferred stock,$.01 par value, 1 million shares authorized
  to the Fund..............................................        15,000,000
Undistributed net investment income........................           174,306
Accumulated net realized loss on investments...............        (2,838,090)
Net unrealized appreciation on investments.................         2,700,330
                                                                  -----------
Total net assets...........................................       $40,283,276
                                                                  ===========

                             See accompanying notes


VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS
MARCH 31, 1998
--------------------------------------------------------------------------------
                                                 PRINCIPAL           MARKET
                                                  AMOUNT             VALUE
                                                 ---------           ------
MUNICIPAL BONDS - 98.45%
GENERAL OBLIGATION BONDS - 30.08%
Eagle Mountain Community Facility
  District A2 6.40% 07/01/17...............    $1,500,000          $1,642,320
Maricopa County Alhambra Elementary
  School District #68
  5.625% 07/01/13 (AMBAC)..................     3,400,000           3,600,940
Maricopa County Unified School
  District #4 5.55% 07/01/10 (FGIC)........     1,900,000           2,021,277
Maricopa County Unified School
  District #11 5.50% 07/01/10..............     3,000,000           3,133,020
Maricopa County Unified School
  District #41 5.00% 07/01/17 (FSA)........       500,000             491,470

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                 PRINCIPAL           MARKET
                                                  AMOUNT             VALUE
                                                 ---------           ------
MUNICIPAL BONDS (CONTINUED)
GENERAL OBLIGATION BONDS (CONTINUED)
Maricopa County Unified School
  District #41 6.25% 07/01/15 (FSA)........    $1,500,000          $1,665,270
Maricopa County Washington Elementary
  Unified School District #6
  5.375% 07/01/14 (AMBAC)..................     1,000,000           1,027,400
Mesa General Obligation Project of 1987
  5.70% 07/01/08 (MBIA)....................     1,800,000           1,947,474
Mohave County Unified School District #1
  5.90% 07/01/15 (FGIC)....................     1,500,000           1,614,900
Pima County Unified School District #6
  5.75% 07/01/12 (FGIC)....................     2,000,000           2,126,480
Pinal County Unified School District
  5.80% 07/01/11 (FGIC)....................     1,000,000           1,093,400
Santa Cruz Valley Unified School District #35
  5.80% 07/01/09 (AMBAC)...................       600,000             637,026
                                                                   ----------
                                                                   21,000,977
                                                                   ----------
HIGHER EDUCATION REVENUE BONDS - 3.10%
University of Arizona
  6.25% 06/01/11...........................     1,000,000           1,077,920
University of Arizona
  6.35% 06/01/14...........................     1,000,000           1,083,830
                                                                   ----------
                                                                    2,161,750
                                                                   ----------
HOSPITAL REVENUE BONDS - 12.26%
Arizona Hospital Health Facilities Authority
  6.25% 09/01/11 (MBIA)....................     1,500,000           1,635,270
Maricopa County Health Facilities
  Catholic Health Care West Series A
  5.75% 07/01/11 (MBIA)....................     1,750,000           1,858,290
Maricopa County Health Facilities
  Catholic Health Care West Series A
  6.00% 07/01/21 (MBIA)....................     1,100,000           1,175,042
Maricopa County Industrial Development
  Authority Baptist Hospital
  5.50% 09/01/13 (MBIA)....................       300,000             313,725
Mohave County Industrial Development
  Authority Baptist Hospital
  5.50% 09/01/21 (MBIA)....................       500,000             514,750
Mohave County Industrial Development
  Authority Baptist Hospital
  5.75% 09/01/26 (MBIA)....................       150,000             158,040
Phoenix Industrial Development Authority
  John C. Lincoln Hospital
  5.50% 12/01/13 (FSA).....................     1,100,000           1,156,254
Scottsdale Industrial Development Authority
  Scottsdale Memorial Hospital
  5.25% 09/01/18 (AMBAC)...................     1,000,000           1,001,770
University of Arizona Medical Center
  6.25% 07/01/16 (MBIA)....................       700,000             749,658
                                                                   ----------
                                                                    8,562,799
                                                                   ----------
HOUSING REVENUE BONDS - 8.90%
Peoria Multifamily Housing Mortgage
  Revenue 7.30% 02/20/28 (GNMA)............     1,230,000           1,361,708

18 for tax-exempt income

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                 PRINCIPAL           MARKET
                                                  AMOUNT             VALUE
                                                 ---------           ------
 MUNICIPAL BONDS (CONTINUED)
 HOUSING REVENUE BONDS (CONTINUED)
 Phoenix Industrial Development Authority
   Multifamily Mortgage Revenue
   6.80% 11/01/25 (FHA)....................      $500,000            $527,580
 Pima County Industrial Development Authority
   Multifamily Mortgage Revenue
   5.40% 03/01/15 (Asset Guaranty).........       380,000             381,535
 Pima County Industrial Development Authority
   Single Family Mortgage Revenue Series A
   6.25% 11/01/30 (GNMA)...................     1,405,000           1,492,672
 Tempe Industrial Development Authority
   Multifamily Mortgage Revenue
   6.125% 06/01/10 (FHA)...................     2,305,000           2,450,699
                                                                   ----------
                                                                    6,214,194
                                                                   ----------
 INDUSTRIAL DEVELOPMENT REVENUE BONDS - 5.52%
 Coconino County Pollution Control Corporation
   5.80% 11/01/32..........................     1,000,000           1,019,080
 Maricopa County Stadium District
   5.50% 07/01/13 (MBIA)...................     1,750,000           1,814,312
 Navajo County Pollution Control Corporation
   5.50% 08/15/28 (AMBAC)..................     1,000,000           1,019,930
                                                                   ----------
                                                                    3,853,322
                                                                   ----------
 LEASES/CERTIFICATES OF PARTICIPATION - 3.65%
 Scottsdale Municipal Property Corporation
   6.25% 11/01/14 (FGIC)...................     1,300,000           1,402,024
 Tucson 5.60% 07/01/11.....................     1,100,000           1,145,804
                                                                   ----------
                                                                    2,547,828
                                                                   ----------
 POWER AUTHORITY REVENUE BONDS - 2.51%
 Salt River Project Electric System Revenue
   6.25% 01/01/27..........................     1,635,000           1,751,919
                                                                   ----------
                                                                    1,751,919
                                                                   ----------
*PRE-REFUNDED BONDS/ESCROWED TO MATURITY - 0.57%
 Salt River Project Electric System Revenue
   Series D, 6.25% 01/01/27-02.............       365,000             396,894
                                                                   ----------
                                                                      396,894
                                                                   ----------
 TRANSPORTATION REVENUE BONDS - 11.00%
 Arizona State Transportation Board
   5.25% 07/01/09..........................     1,000,000           1,032,120
 City of Phoenix Junior Lien Street & Highway
   6.25% 07/01/11 (FGIC)...................     1,300,000           1,413,698
 Tucson Airport Authority Revenue
   5.70% 06/01/13 (MBIA)...................     2,000,000           2,105,360
 Tucson Street & Highway Revenue
   5.50% 07/01/12 (MBIA)...................     3,000,000           3,126,960
                                                                   ----------
                                                                    7,678,138
                                                                   ----------
 UTILITY REVENUE BONDS - 3.97%
 Mesa Utility System Revenue
   5.25% 07/01/16 (FGIC)...................     2,730,000           2,773,817
                                                                   ----------
                                                                    2,773,817
                                                                   ----------
 WATER AND SEWER REVENUE BONDS - 15.47%
 Chandler Water & Sewer Revenue
   5.00% 07/01/09 (FGIC)...................     1,000,000           1,022,480

                                                 PRINCIPAL           MARKET
                                                  AMOUNT             VALUE
                                                 ---------           ------
MUNICIPAL BONDS (CONTINUED)
WATER AND SEWER REVENUE BONDS (CONTINUED)
Phoenix Civic Improvement Corporation
  5.50% 07/01/21 (AMBAC)...................    $2,000,000          $2,042,320
Phoenix Civic Improvement Corporation
  Water System Revenue Junior Lien
  5.375% 07/01/22 (MBIA)...................     1,000,000           1,017,770
Phoenix Civic Improvement Corporation
  Water System Revenue Junior Lien
  5.60% 07/01/18...........................     1,000,000           1,037,990
Phoenix Water System Revenue
  5.50% 07/01/22...........................     2,000,000           2,045,340
Tucson Water Revenue Refunding Series A
  5.75% 07/01/18 (AMBAC)...................     3,500,000           3,633,280
                                                                  -----------
                                                                   10,799,180
                                                                  -----------
OTHER REVENUE BONDS - 1.42%
Guam Government Series A
  5.00% 11/01/17...........................     1,000,000             992,550
                                                                  -----------
                                                                      992,550
                                                                  -----------
TOTAL MUNICIPAL BONDS (COST $64,486,598)...                        68,733,368
                                                                  -----------

TOTAL MARKET VALUE OF SECURITIES - 98.45%
  (COST $64,486,598)**.....................                       $68,733,368
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 1.55%.................                         1,079,888
                                                                  -----------
TOTAL NET ASSETS - 100.00%.................                       $69,813,256

LIQUIDATION VALUE OF PREFERRED STOCK.......                       (25,000,000)
                                                                  -----------

NET ASSETS APPLICABLE TO 2,982,200 COMMON SHARES
  ($.01 Par Value) Outstanding.............                       $44,813,256
                                                                  ===========

NET ASSET VALUE PER COMMON SHARE
  ($44,813,256 / 2,982,200 SHARES).........                            $15.03
                                                                       ======
_____________________
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
** Also cost for federal income tax purposes.

AMBAC - Insured by the AMBAC Indemnity Corporation
Asset Guaranty - Insured by the Asset Guaranty Insurance Company
 FGIC - Insured by the Financial Guaranty Insurance Corporation
  FHA - Insured by the Federal Housing Authority
  FSA - Insured by the Financial Security Assurance
 GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT MARCH 31, 1998:
Common stock, $.01 par value, 200 million shares authorized
  to the Fund..............................................       $40,838,893
Preferred stock, $.01 par value, 1 million shares
  authorized to the Fund...................................        25,000,000
Undistributed net investment income........................           389,925
Accumulated net realized loss on investments...............          (662,332)
Net unrealized appreciation on investments.................         4,246,770
                                                                  -----------
Total net assets...........................................       $69,813,256
                                                                  ===========

                             See accompanying notes
                                                        for tax-exempt income 19
VOYAGEUR FLORIDA
INSURED MUNICIPAL INCOME FUND
STATEMENT OF NET ASSETS
MARCH 31, 1998

                                               PRINCIPAL             MARKET
                                                 AMOUNT              VALUE
                                               ---------------------------------
MUNICIPAL BONDS - 98.57%
CERTIFICATES OF PARTICIPATION - 12.63%
Dade County School Board Lease
  5.60% 08/01/17 (AMBAC) .................... $1,000,000          $1,040,430
Escambia County School Board Lease
  5.50% 02/01/22 (MBIA)......................  5,000,000           5,156,600
St. Lucie County School Board Lease
  5.375% 07/01/19 (FSA)......................  1,000,000           1,012,170
                                                                   ---------
                                                                   7,209,200
                                                                   ---------
GENERAL OBLIGATION BONDS - 4.28%
Reedy Creek Improvement-Sports Complex
  5.75% 06/01/13 (MBIA)......................  2,300,000           2,445,245
                                                                   ---------
                                                                   2,445,245
                                                                   ---------
HIGHER EDUCATION REVENUE BONDS - 5.03%
Florida Agricultural & Mechanical
  University/Student Apartment Facility
  5.625% 07/01/21 (MBIA).....................  1,250,000           1,304,337
Volusia Education Facilities Authority
  Revenue Stetson University
  5.50% 06/01/17 (MBIA)......................  1,500,000           1,563,930
                                                                   ---------
                                                                   2,868,267
                                                                   ---------
HOSPITAL REVENUE BONDS - 15.76%
Lakeland Hospital System Revenue
  Lakeland Regional Medical Center
  5.75% 11/15/15 (FGIC)......................  2,500,000           2,612,950
Orange County Health Facilities Authority
  Revenue Adventist Health System
  5.75% 11/15/25 (AMBAC).....................  1,500,000           1,574,445
Orange County Health Facilities Authority
  Revenue Orlando Regional Health
  6.25% 10/01/18 (MBIA)......................  2,000,000           2,295,860
Venice Health Care Revenue
  Bon Secours Health System Project
  5.60% 08/15/16 (MBIA)......................  2,405,000           2,510,555
                                                                   ---------
                                                                   8,993,810
                                                                   ---------
HOUSING REVENUE BONDS - 11.79%
Florida Housing Finance Agency
  Homeowner Mortgage Series 2 AMT
  5.90% 07/01/29 (MBIA)......................  1,250,000           1,296,700
Florida State Housing Revenue
  Leigh Meadows Project Series N AMT
  6.30% 09/01/36 (AMBAC).....................  2,510,000           2,663,311
Florida State Housing Revenue
  Woodbridge Project Series L AMT
  6.05% 12/01/16 (AMBAC).....................  1,120,000           1,181,107
Florida State Housing Revenue
  Woodbridge Project Series L AMT
  6.25% 06/01/36 (AMBAC).....................  1,500,000           1,587,210
                                                                   ---------
                                                                   6,728,328
                                                                   ---------

                                                 PRINCIPAL           MARKET
                                                  AMOUNT              VALUE
                                               ---------------------------------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED BONDS/ESCROWED TO MATURITY - 6.73%
Dade County Seaport
  6.25% 10/01/21-01 (AMBAC).................. $1,000,000          $1,078,010
Sunrise Utility System Revenue Series A
  5.75% 10/01/26-06 (AMBAC)..................  2,500,000           2,763,675
                                                                   ---------
                                                                   3,841,685
                                                                   ---------
TRANSPORTATION REVENUE BONDS - 4.70%
Dade County Aviation Revenue Series B
  5.60% 10/01/26 (MBIA)......................  1,000,000           1,034,480
Hillsborough County Aviation Authority
  Revenue Tampa International Airport
  Series B 5.60% 10/01/19 (FGIC).............  1,600,000           1,650,304
                                                                   ---------
                                                                   2,684,784
                                                                   ---------
UTILITY REVENUE BONDS - 2.28%
Florida State Municipal Power
  Agency Revenue St. Lucie Project
  5.70% 10/01/16 (FGIC)......................  1,250,000           1,298,000
                                                                   ---------
                                                                   1,298,000
                                                                   ---------
WATER AND SEWER REVENUE BONDS - 11.28%
City of Panama Beach Water & Sewer
  5.50% 06/01/18 (AMBAC).....................  1,000,000           1,020,310
Dade County Water & Sewer
  5.50% 10/01/25 (FGIC)......................  1,100,000           1,136,960
Florida Keys Aqueduct Water Revenue
  5.25% 09/01/21 (AMBAC).....................  1,700,000           1,706,120
Indian River County Water & Sewer Revenue
  5.50% 09/01/16 (FGIC)......................  1,000,000           1,043,450
Sarasota County Utility System Revenue
  5.50% 10/01/22 (FGIC)......................  1,500,000           1,529,490
                                                                   ---------
                                                                   6,436,330
                                                                   ---------
OTHER REVENUE BONDS - 24.09%
Boca Raton Community Redevelopment Tax
  Increment Revenue Mizner Park Project
  5.875% 03/01/13 (FGIC).....................  1,500,000           1,586,685
Dade County Professional Sports Franchise
  Facilities Revenue 6.00% 10/01/22 (FGIC)     1,000,000           1,070,590
Florida Ports Financing Commission Revenue
  AMT 5.375% 06/01/27 (MBIA).................  2,250,000           2,265,773
Hillsborough County Industrial Development
  Authority Revenue Alleghany Health System
  Knox Village 5.75% 12/01/21 (MBIA)           1,000,000           1,059,210
Miami Beach Resort Tax Revenue
  5.50% 10/01/16 (AMBAC).....................  1,000,000           1,043,760
Orange County Public Service Tax Revenue
  6.00% 10/01/24 (FGIC)......................  3,000,000           3,252,540
Orange County Sales Tax Revenue
  6.125% 01/01/19 (FGIC).....................  1,000,000           1,042,810
Saint John's County Industrial Development
  Authority Revenue Pro Golf Hall of Fame
  5.50% 03/01/17 (MBIA)......................    250,000             255,775

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
                                                  PRINCIPAL           MARKET
                                                   AMOUNT             VALUE
                                               ---------------------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
Tampa Utilities Tax Revenue
  6.00% 10/01/15 (AMBAC)..................... $1,000,000           $1,051,300
Village Center Community Development
  District Revenue Series A
  5.85% 11/01/16 (MBIA)......................  1,000,000            1,120,220
                                                                   ----------
                                                                   13,748,663
                                                                   ----------
TOTAL MUNICIPAL BONDS (COST $52,552,720)                           56,254,312
                                                                   ----------

TOTAL MARKET VALUE OF SECURITIES - 98.57%
  (COST $52,552,720)**.......................                     $56,254,312
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 1.43%...................                         816,298
                                                                   ----------

TOTAL NET ASSETS - 100.00%...................                     $57,070,610
LIQUIDATION VALUE OF PREFERRED STOCK                              (20,000,000)
                                                                   ----------
NET ASSETS APPLICABLE TO 2,422,200 COMMON SHARES
($.01 PAR VALUE) OUTSTANDING.................                     $37,070,610
                                                                   ==========
NET ASSET VALUE PER COMMON SHARE
($37,070,610 / 2,422,200 shares).............                     $     15.30
                                                                   ==========
_______________

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Also cost for federal income tax purposes.

AMBAC - Insured by the AMBAC Indemnity Corporation
  AMT - Subject to Alternative Minimum Tax
  FGIC - Insured by the Financial Guaranty Insurance Corporation
  FSA - Insured by the Financial Security Assurance
  MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT MARCH 31, 1998:
Common stock, $.01 par value unlimited shares authorized
  to the Fund ...........................                         $33,361,389
Preferred stock $.01 par value unlimited shares authorized
  to the Fund .............................                        20,000,000
Undistributed net investment income                                   403,229
Accumulated net realized loss on investments                         (395,600)
Net unrealized appreciation on investments                          3,701,592
                                                                   ----------
Total net assets ........................                         $57,070,610
                                                                   ==========
    See accompanying notes

20 for tax-exempt income
                                             VOYAGEUR COLORADO
                                             INSURED MUNICIPAL INCOME FUND, INC.
                                             STATEMENT OF NET ASSETS
                                             MARCH 31, 1998

                                                 PRINCIPAL             MARKET
                                                  AMOUNT                VALUE
                                           -------------------------------------
MUNICIPAL BONDS - 98.50%
CERTIFICATES OF PARTICIPATION - 1.90%
Arapahoe County Colorado Library District
  5.70% 12/15/10 (MBIA). . .                  $2,000,000          $2,136,880
                                                                   ---------
                                                                   2,136,880
                                                                   ---------
GENERAL OBLIGATION BONDS - 24.43%
Adams County School District #12,
  Five Star 5.40% 12/15/15 (FGIC)..........    1,250,000           1,294,087
Adams County School District #12,
  Five Star 5.40% 12/15/16 (FGIC)..........    2,000,000           2,062,160
Archuleta & Hinsdale Counties School
District #50JT 5.50% 12/01/14 (MBIA).......    1,000,000           1,031,670
Archuleta & Hinsdale Counties School
  District #50JT 5.55% 12/01/20 (MBIA).....    4,000,000           4,093,400
Eagle Garfield & Routt Counties School
  District #Re-50J 6.30% 12/01/12 (FGIC)...    1,000,000           1,114,330
El Paso County School District #20
  5.625% 12/15/16 (MBIA)...................    1,000,000           1,048,600
El Paso County School District #20
  5.625% 12/15/16 (AMBAC)..................    3,000,000           3,145,800
Jefferson County School District #R-001
  Series A 5.00% 12/15/17 (FGIC)               1,850,000           1,817,995
Larimer & Weld Counties School District
  #Re-5J 5.75% 11/15/20 (MBIA).............    1,700,000           1,792,310
Larimer, Weld & Boulder Counties School
District #R-2J Thompson 5.45% 12/15/16 (FGIC)  1,250,000           1,288,175
Mesa County Colorado Valley School
  District #51 Grand Junction
  5.50% 12/01/15 (MBIA)..................      1,000,000           1,042,530
Mesa County Colorado Valley School District
  #51 Grand Junction 5.50% 12/01/16 (MBIA)     1,100,000           1,147,652
Piney Creek Colorado Metropolitan District
  5.65% 12/01/17 (FGIC)..................      2,100,000           2,198,490
Pueblo County 5.80% 06/01/11 (MBIA)......      1,405,000           1,497,871
Stonegate Village Metropolitan District
  Refunding and Improvement
  Series A 5.50% 12/01/21 (FSA)..........      2,750,000           2,832,528
                                                                   ---------
                                                                  27,407,598
                                                                   ---------
HIGHER EDUCATION REVENUE BONDS - 13.97%
Aurora Educational Development Revenue
  6.00% 10/15/15 (Connie Lee)............      2,500,000           2,648,825
Colorado Mountain College Residence Hall
  Authority Revenue 5.75% 06/01/23 (MBIA)      1,000,000           1,054,500
Colorado Postsecondary Education Facility
  Authority Revenue Refunding & Improvement
  - University of Denver Project
  5.375% 3/01/18 (MBIA)..................      3,500,000           3,573,955
Colorado Postsecondary Education Facility
  Authority Revenue, University of Denver
  Project 6.00% 03/01/16 (Connie Lee)....      4,000,000           4,255,520
                                                        for tax-exempt income 21

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
                                                   PRINCIPAL         MARKET
                                                    AMOUNT           VALUE
                                               ---------------------------------
MUNICIPAL BONDS (CONTINUED)
HIGHER EDUCATION REVENUE BONDS (CONTINUED)
Colorado State Board of Agriculture State University
  Revenue Refunding & Improvement -
  Auxiliary Facilities 5.125% 3/01/17 (AMBAC) $1,000,000          $1,001,100
Colorado State Colleges Board of Trustees,
  Adams State College
  Series A 5.75% 05/15/19 (MBIA).............  2,000,000           2,089,640
University of Northern Colorado Revenue
Auxiliary Facilities System 5.60%
06/01/24 (MBIA)..............................  1,000,000           1,045,830
                                                                  ----------
                                                                  15,669,370
                                                                  ----------
HOSPITAL REVENUE BONDS - 13.12%
Colorado Health Facilities Authority Revenue,
  Boulder Community Hospital Project
  Series B 5.875% 10/01/23 (MBIA)............  2,625,000           2,767,511
Colorado Health Facilities Authority Revenue,
  North Colorado Medical Center
  5.95% 05/15/12 (MBIA)......................  2,000,000           2,132,620
Colorado Health Facilities Authority Revenue,
  North Colorado Medical Center
  6.00% 05/15/20 (MBIA)......................  1,000,000           1,068,080
Colorado Springs Memorial Hospital Revenue
  6.00% 12/15/24 (MBIA)......................  2,250,000           2,447,055
Logan County Health Care Facilities Revenue,
  Western Health Network Inc.
  5.90% 01/01/19 (MBIA)......................  2,510,000           2,621,695
University of Colorado Hospital Authority

    Revenue Refunding
    Series A 5.20% 11/15/17 (AMBAC)            3,695,000           3,681,255
                                                                  ----------
                                                                  14,718,216
                                                                  ----------
HOUSING REVENUE BONDS - 8.19%
    Colorado Housing Finance Authority -
    Single-Family Housing,
    Series AA 5.625% 11/01/23 (MBIA)           5,000,000           5,081,450
    Denver Colorado City and County
    Multi-Family Housing, Revenue Mortgage Loan
    Garden Court 5.40% 07/01/39 (FHA)          2,000,000           1,996,200
    Snowmass Village Multi-Family Housing,
    Revenue Refunding Essential Function Housing
    6.25% 12/15/16 (FSA). . . .                2,000,000           2,110,400
                                                                   ---------
                                                                   9,188,050
                                                                   ---------
MISCELLANEOUS AND SALES TAX REVENUE BONDS - 2.59%
Castle Rock Sales & Use Tax Revenue
  5.90% 06/01/16 (FSA). . . .                  1,755,000           1,860,844
Douglas County Sales & Use Tax Revenue
  5.50% 10/15/11 (MBIA). . .                   1,000,000           1,049,950
                                                                   ---------
                                                                   2,910,794
                                                                   ---------
POLLUTION CONTROL REVENUE BONDS - 1.41%
Adams County Pollution Control Revenue Refunding,
  Public Service Company Project,
  Series A 5.875% 04/01/14 (MBIA)              1,500,000           1,581,315
                                                                   ---------
                                                                   1,581,315
                                                                   ---------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
                                               ---------------------------------
MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED BONDS - 12.52%
City of Westminster County Sales &
Use Tax Revenue Refunding,
Series A 6.25% 12/01/12-02 (FGIC)             $5,000,000         $ 5,440,500
Jefferson County School District #R-001
6.00% 12/15/12-02 (AMBAC)                      1,575,000           1,711,127
Jefferson County School District #R-001
6.25% 12/15/12-02 (AMBAC)                      2,435,000           2,671,195
Regional Transportation District Colorado
Sales Tax Revenue
6.25% 11/01/12-02 (FGIC)                       3,855,000           4,221,148
                                                                   ---------
                                                                  14,043,970
                                                                   ---------
Transportation Revenue Bonds - 15.44%
Arapahoe County Capital Improvements Highway
Revenue 6.05% 08/31/15 (MBIA)................  4,700,000           5,164,830
Denver City & County Airport Revenue,
Series A 5.70% 11/15/25 (MBIA)...............  1,000,000           1,046,640
Denver City & County Airport Revenue,
Series E 5.25% 11/15/23 (MBIA)...............  8,000,000           7,999,440
E-470 Public Highway Authority Revenue
SR Series A 5.00% 9/01/26 (MBIA).............  2,500,000           2,415,275
Regional Transportation District Colorado
Sales Tax Revenue 6.25% 11/01/12 (FGIC)......    645,000             695,626
                                                                ------------
                                                                  17,321,811
                                                                ------------
UTILITY REVENUE BONDS - 4.93%
Platte River Power Authority Colorado Power Revenue
  Series DD 5.375% 06/01/17 (MBIA)...........  2,250,000           2,313,562
Municipal Subdistrict of Northern Colorado
  Water Conservancy District Revenue
  Series F 6.50% 12/01/12 (AMBAC)............  2,800,000           3,216,248
                                                                ------------
                                                                   5,529,810
                                                                ------------
    TOTAL MUNICIPAL BONDS (COST $105,673,126)                    110,507,814
                                                                ------------

TOTAL MARKET VALUE OF SECURITIES - 98.50%
  (COST $105,673,126)**......................                   $110,507,814
RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES - 1.50%                                              1,679,101
                                                                ------------
TOTAL NET ASSETS - 100.00% ..................                    112,186,915
LIQUIDATION VALUE OF PREFERRED STOCK                             (40,000,000)
                                                                ------------
NET ASSETS APPLICABLE TO 4,837,100 COMMON SHARES
($.01 PAR VALUE) OUTSTANDING ................                   $ 72,186,915
                                                                ============


NET ASSET VALUE PER COMMON SHARE
($72,186,915 / 4,837,100 shares).............                   $      14.92
                                                                ============

22 for tax-exempt income

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
 _____________________
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
** Also cost for federal income tax purposes.

AMBAC - Insured by the American Municipal Bond Assurance
Corporation
Connie Lee - Insured by the College Construction Insurance
Association
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by the Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

                                                                   MARKET
                                                                    VALUE
COMPONENTS OF NET ASSETS AT MARCH 31, 1998:
Common stock, $.01 par value, 200 million shares authorized to
the Fund.......                                                   67,238,110
    Preferred stock, $.01 par value, 1 million shares authorized to the Fund .................................
                                                                  40,000,000
    Undistributed net investment income                              749,281
    Accumulated net realized loss on investments                    (635,164)
    Net unrealized appreciation on investments                     4,834,688
                                                                ------------
    _______________
    Total net assets..........................                  $112,186,915
                                                                ============

    See accompanying notes


THE VOYAGEUR FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1998


                                                                                                             FLORIDA     COLORADO
                                                   MINNESOTA     MINNESOTA      MINNESOTA      ARIZONA       INSURED      INSURED
                                                   MUNICIPAL     MUNICIPAL      MUNICIPAL     MUNICIPAL     MUNICIPAL    MUNICIPAL
                                                    INCOME        INCOME          INCOME        INCOME       INCOME        INCOME
                                                   FUND, INC.  FUND II, INC.  FUND III, INC.  FUND, INC.      FUND       FUND, INC.
                                                  ---------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.....................................       $3,517,857    $9,430,385    $2,265,260    $3,785,138    $3,082,463    $6,010,087
                                                     ---------     ---------     ---------       -------        ------        ------
EXPENSES:
Management fees .............................          235,855       657,638       158,622       274,603       222,903       439,768
Administration fees .........................          100,000       246,614        59,483       102,976        83,589       164,944
Remarketing agent fees ......................           50,000       150,000        37,500        62,500        50,000       106,000
Transfer agent and custodian fees and expenses          24,846        44,920        12,962        20,198        17,942        31,692
Professional fees ...........................            8,199        32,318        19,800        23,338        20,798        28,584
Directors'/Trustees' fees                                5,444         7,028         5,151         5,591         3,998         7,482
Other ........................................          30,348       104,166        36,173        59,351        49,080        44,559
                                                     ---------     ---------     ---------       -------        ------        ------
Total Expenses                                         454,692     1,242,684       329,691       548,557       448,310       823,029

NET INVESTMENT INCOME ........................       3,063,165     8,187,701     1,935,569     3,236,581     2,634,153     5,187,058
                                                     ---------     ---------     ---------       -------        ------        ------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain (loss) on investments                (905)      (99,452        51,297       233,414        71,462       974,269
   Net change in unrealized appreciation/depreciation
   of investments
                                                     2,515,951     8,807,600     1,892,300     3,450,141     3,818,631     5,313,456
                                                     ---------     ---------     ---------       -------        ------        ------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS      2,515,046     8,708,148     1,943,597     3,683,555     3,890,093     6,287,725
                                                     ---------     ---------     ---------       -------        ------        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
                                                    $5,578,211   $16,895,849    $3,879,166    $6,920,136    $6,524,246   $11,474,783
                                                    ==========   ===========    ==========    ==========    ==========   ===========


                             See accompanying notes
                                                        for tax-exempt income 23
THE VOYAGEUR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                     MINNESOTA MUNICIPAL           MINNESOTA MUNICIPAL        MINNESOTA MUNICIPAL
                                                      INCOME FUND, INC.           INCOME FUND II, INC.       INCOME FUND III, INC.
                                ----------------------------------------------------------------------------------------------------
                                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                      3/31/98       3/31/97       3/31/98       3/31/97      3/31/98       3/31/97
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ............................ $ 3,063,165   $ 2,753,370   $ 8,187,701   $ 8,173,422   $ 1,935,569  $ 1,978,163
Net realized gain (loss) on investments ..........        (905)      101,820       (99,452)     (122,342)       51,297     (485,545)
Net change in unrealized
 appreciation/depreciation of investments ........   2,515,951       374,814     8,807,600       732,771     1,892,300      752,657
                                                   -----------   -----------   -----------   -----------   -----------  -----------
Net increase in net assets resulting
 from operations .................................   5,578,211     3,230,004    16,895,849     8,783,851     3,879,166    2,245,275
                                                   -----------   -----------   -----------   -----------   -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO:
Common shareholders from net investment income ...  (2,413,072)   (2,413,073)   (5,928,674)   (5,860,687)   (1,391,679)  (1,374,458)
Preferred shareholders from net
 investment income ...............................    (720,894)     (702,068)   (2,206,092)   (2,106,108)     (552,111)    (569,220)
Common shareholders from net realized gain
 on investments ..................................     (56,857)           --            --            --            --           --

Preferred shareholders from net realized gain
 on investments ..................................     (16,542)           --            --            --            --           --
                                                   -----------   -----------   -----------   -----------   -----------  -----------
                                                    (3,207,365)   (3,115,141)   (8,134,766)   (7,966,795)   (1,943,790)  (1,943,678)
                                                   -----------   -----------   -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS ............   2,370,846       114,863     8,761,083       817,056     1,935,376      301,597

NET ASSETS:
Beginning of year ................................  57,544,191    57,429,328   158,572,049   157,754,993    38,347,900   38,046,303
                                                   -----------   -----------   -----------   -----------   -----------  -----------
End of year ...................................... $59,915,037   $57,544,191  $167,333,132  $158,572,049   $40,283,276  $38,347,900
                                                   ===========   ===========  ============  ============   ===========  ===========

                                                       ARIZONA MUNICIPAL       FLORIDA INSURED MUNICIPAL  COLORADO INSURED MUNICIPAL
                                                        INCOME FUND, INC.            INCOME FUND              INCOME FUND, INC.
                                ----------------------------------------------------------------------------------------------------
                                                    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                      3/31/98       3/31/97       3/31/98       3/31/97      3/31/98       3/31/97
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ............................ $ 3,236,581   $ 3,219,712   $ 2,634,153   $ 2,625,869   $ 5,187,058  $ 5,058,004
Net realized gain (loss) on investments ..........     233,414      (169,429)       71,462        55,988       974,269   (1,395,905)
Net change in unrealized
 appreciation/depreciation of investments ........   3,450,141       192,773     3,818,631      (263,919)    5,313,456    1,100,880
                                                   -----------   -----------   -----------   -----------   -----------  -----------
Net increase in net assets resulting
 from operations .................................   6,920,136     3,243,056     6,524,246     2,417,938    11,474,783    4,762,979
                                                   -----------   -----------   -----------   -----------   -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO:
Common shareholders from net investment
 income ..........................................  (2,303,750)   (2,275,793)   (1,834,817)   (1,812,111)   (3,555,272)  (3,509,923)
Preferred shareholders from net investment
 income ..........................................    (905,587)     (854,450)     (728,766)     (702,830)   (1,419,308)  (1,409,304)
                                                   -----------   -----------   -----------   -----------   -----------  -----------
                                                    (3,209,337)   (3,130,243)   (2,563,583)   (2,514,941)   (4,974,580)  (4,919,227)
                                                   -----------   -----------   -----------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS ............   3,710,799       112,813     3,960,663       (97,003)    6,500,203     (156,248)

NET ASSETS:
Beginning of year ................................  66,102,457    65,989,644    53,109,947    53,206,950   105,686,712  105,842,960
                                                   -----------   -----------   -----------   -----------   -----------  -----------
End of year ...................................... $69,813,256   $66,102,457   $57,070,610   $53,109,947  $112,186,915 $105,686,712
                                                   ===========   ===========   ===========   ===========  ============ ============

                             See accompanying notes

24 for tax-exempt income

THE VOYAGEUR FUNDS FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each year was as follows:



                                                                                        MINNESOTA MUNICIPAL INCOME FUND, INC.
                                                            ------------------------------------------------------------------------
                                                                              YEAR         YEAR       YEAR       YEAR       YEAR
                                                                              ENDED        ENDED      ENDED      ENDED      ENDED
                                                                            3/31/98(6)    3/31/97    3/31/96    3/31/95    3/31/94
Net asset value, beginning of year ........................................   $14.47       $14.43     $14.21     $13.89    $14.67

Income from investment operations:
  Net investment income ...................................................     1.18         1.06       1.18       1.21      1.20
  Net realized and unrealized gain (loss) on investments ..................     0.97         0.18       0.26       0.34     (0.68)
                                                                              ------       ------     ------     ------    ------
  Total from investment operations ........................................     2.15         1.24       1.44       1.55      0.52
                                                                              ------       ------     ------     ------    ------
Less dividends and distributions to:
  Common shareholders from net investment income ..........................    (0.93)       (0.93)     (0.93)     (0.93)    (0.93)
  Preferred shareholders from net investment income .......................    (0.28)       (0.27)     (0.29)     (0.27)    (0.18)
  Common shareholders from net realized gain on investments ...............    (0.02)          --         --      (0.02)    (0.16)
  Preferred shareholders from net realized gain on investments ............    (0.01)          --         --      (0.01)    (0.03)
                                                                              ------       ------     ------     ------    ------
  Total dividends and distributions .......................................    (1.24)       (1.20)     (1.22)     (1.23)    (1.30)
                                                                              ------       ------     ------     ------    ------
Net asset value, end of year ..............................................   $15.38       $14.47     $14.43     $14.21    $13.89
                                                                              ======       ======     ======     ======    ======
Market value, end of year .................................................   $15.69       $14.38     $15.00     $14.50    $15.63
                                                                              ======       ======     ======     ======    ======
Total investment return based on:(1)
  Market value ............................................................    16.04%        2.01%     10.31%     (0.71%)    4.28%
  Net asset value .........................................................    13.02%        6.90%      8.20%      9.72%     1.63%

Ratios and supplemental data:
  Net assets applicable to capital shares, end of year (000 omitted) ......  $59,915      $57,544    $57,429    $56,881   $56,034
  Ratio of expenses to average net assets(2/3) ............................     0.77%        0.81%      0.82%      0.85%     0.78%
  Ratio of expenses to average net assets applicable to common shares(3) ..     1.17%        1.24%      1.24%      1.33%     1.17%
  Ratio of net investment income to average net assets(2) .................     5.20%        4.78%      5.28%      5.66%     5.22%
  Ratio of net investment income to average net assets applicable to
   common shares(4) .......................................................     6.01%        5.45%      6.04%      6.93%     6.68%
  Portfolio turnover ......................................................        0%           5%         7%        13%       11%

Leverage analysis:
  Value of preferred shares outstanding (000 omitted) .....................  $20,000      $20,000    $20,000    $20,000   $20,000
  Net asset coverage per share of preferred shares, end of year ........... $149,788     $143,860   $143,573   $142,201  $140,086
  Liquidation value per share of preferred shares(5) ......................  $50,000      $50,000    $50,000    $50,000   $50,000

---------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(3) In the years ended March 31, 1996 and 1997, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior year expense ratios have not been adjusted.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

-------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each year was as follows:

                                                                              Minnesota Municipal Income Fund II, Inc.
                                                                  --------------------------------------------------------------
                                                                     Year        Year         Year         Year         Year
                                                                    Ended        Ended        Ended        Ended        Ended
                                                                  3/31/98(6)    3/31/97      3/31/96      3/31/95      3/31/94
Net asset value, beginning of year..........................       $13.59       $13.48       $13.12       $12.73       $13.84

Income from investment operations:
  Net investment income ....................................         1.13         1.13         1.10         1.11         0.98
  Net realized and unrealized gain (loss) on investments....         1.20         0.08         0.38         0.39        (0.96)
                                                                   ------       ------       ------       ------       ------
  Total from investment operations .........................         2.33         1.21         1.48         1.50         0.02
                                                                   ------       ------       ------       ------       ------

Less dividends and distributions to:
  Common shareholders from net investment income ...........        (0.82)       (0.81)       (0.80)       (0.83)       (0.76)
  Preferred shareholders from net investment income ........        (0.30)       (0.29)       (0.32)       (0.28)       (0.18)
  Common shareholders from net realized gain on investments.           --           --           --           --        (0.02)
                                                                   ------       ------       ------       ------       ------
  Total dividends and distributions ........................        (1.12)       (1.10)       (1.12)       (1.11)       (0.96)
                                                                   ------       ------       ------       ------       ------
Capital share transactions:
  Capital charge with respect to issuance of shares ........           --           --           --           --        (0.17)
                                                                   ------       ------       ------       ------       ------

Net asset value, end of year ...............................       $14.80       $13.59       $13.48       $13.12       $12.73
                                                                   ======       ======       ======       ======       ======

Market value, end of year ..................................       $13.88       $12.63       $13.25       $12.38       $14.63
                                                                   ======       ======       ======       ======       ======

Total investment return based on:(1)
  Market value .............................................       16.56%        1.47%       14.16%       (9.59%)       1.71%
  Net asset value...........................................       15.51%        6.97%        8.88%       10.16%       (2.93%)

Ratios and supplemental data:
  Net assets applicable to capital shares, end of year
   (000 omitted) ...........................................     $167,333     $158,572     $157,755     $155,139     $152,326
  Ratio of expenses to average net assets(2/3)..............        0.76%        0.74%        0.77%        0.77%        0.76%
  Ratio of expenses to average net assets applicable to
   common shares(3).........................................        1.19%        1.19%        1.23%        1.28%        1.15%
  Ratio of net investment income to average net assets(2)...        4.98%        5.15%        5.03%        5.39%        4.54%
  Ratio of net investment income to average net assets
   applicable to common shares..............................       45.73%        6.15%        5.76%        6.69%        5.58%
  Portfolio turnover .......................................           4%          20%          11%          32%          27%

Leverage analysis:
  Value of preferred shares outstanding (000 omitted) ......      $60,000      $60,000      $60,000      $60,000      $60,000
  Net asset coverage per share of preferred shares,
   end of year .............................................     $139,444     $132,143     $131,462     $129,283     $126,938
  Liquidation value per share of preferred shares(5)........      $50,000      $50,000      $50,000      $50,000      $50,000

---------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(3) In the years ended March 31, 1996 and 1997, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior year expense ratios have not been adjusted.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes

-------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period was as follows:

                                                                             Minnesota Municipal Income Fund III, Inc.
                                                                 --------------------------------------------------------------
                                                                     Year        Year       Year       Year
                                                                     Ended       Ended      Ended      Ended      10/29/93* to
                                                                   3/31/98(6)   3/31/97    3/31/96    3/31/95        3/31/94
Net asset value, beginning of period........................        $12.71      $12.54     $12.20     $11.86          $14.03

Income (loss) from investment operations:
  Net investment income ....................................          1.05        1.08       1.05       1.06            0.32
  Net realized and unrealized gain (loss) on investments....          1.06        0.15       0.33       0.28           (1.88)
                                                                    ------      ------     ------     ------          ------
Total from investment operations............................          2.11        1.23       1.38       1.34           (1.56)
                                                                    ------      ------     ------     ------          ------
Less dividends and distributions to:
  Common shareholders from net investment income ...........         (0.76)      (0.75)     (0.72)     (0.73)          (0.25)
  Preferred shareholders from net investment income ........         (0.30)      (0.31)     (0.32)     (0.28)          (0.06)
                                                                    ------      ------     ------     ------          ------
  Total dividends and distributions ........................         (1.06)      (1.06)     (1.04)     (1.01)          (0.31)

Capital share transactions:
  Capital charge with respect to issuance of shares  .......            --          --         --       0.01           (0.30)
                                                                    ------      ------     ------     ------          ------

Net asset value, end of period .............................        $13.76      $12.71     $12.54     $12.20          $11.86
                                                                    ======      ======     ======     ======          ======
Market value, end of period ................................        $13.38      $12.25     $12.00     $11.25          $14.00
                                                                    ======      ======     ======     ======          ======

Total investment return based on:(1)
  Market value .............................................        15.80%       8.62%     13.51%    (14.27%)          1.53%
  Net asset value ..........................................        14.82%       7.50%      8.79%      9.55%         (13.85%)

Ratios and supplemental data:
  Net assets applicable to capital shares, end of period
   (000 omitted)............................................       $40,283     $38,348    $38,046    $37,418         $36,785
  Ratio of expenses to average net assets(2/3)..............         0.83%       0.81%      0.81%      0.82%           0.90%**
  Ratio of expenses to average net assets applicable to
    common shares(3)........................................         1.34%       1.33%      1.33%      1.40%           1.30%**
  Ratio of net investment income to average net assets(2)...         4.88%       5.17%      5.05%      5.37%           3.95%**
  Ratio of net investment income to average net assets
    applicable to common shares.............................        45.61%       6.05%      5.81%      6.79%           4.62%**
  Portfolio turnover .......................................            9%         39%        35%        47%             21%

Leverage analysis:
  Value of preferred shares outstanding (000 omitted).......       $15,000     $15,000    $15,000    $15,000         $15,000
  Net asset coverage per share of preferred shared,
    end of period ..........................................      $134,278    $127,826   $126,821   $124,728        $122,616
  Liquidation value per share of preferred shares(5)........       $50,000     $50,000    $50,000    $50,000         $50,000

-------------
 * Commencement of operations.
** Annualized.

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(2) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(3) In the years ended March 31, 1996 and 1997, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 27

-----------------------------------------------------------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each year was as follows:


                                                                                     ARIZONA MUNICIPAL INCOME FUND, INC.
                                                                        ----------------------------------------------------------
                                                                            YEAR        YEAR       YEAR        YEAR         YEAR
                                                                            ENDED      ENDED       ENDED       ENDED        ENDED
                                                                         3/31/98(6)   3/31/97     3/31/96     3/31/95      3/31/94
Net asset value, beginning of year ......................................  $13.78     $13.74      $13.22      $12.70       $13.77

Income from investment operations:
  Net investment income .................................................    1.09       1.08        1.09        1.08         0.95
  Net realized and unrealized gain (loss) on investments ................    1.23       0.01        0.47        0.56        (0.79)
                                                                           ------     ------      ------      ------       ------
  Total from investment operations ......................................    2.32       1.09        1.56        1.64         0.16
                                                                           ------     ------      ------      ------       ------
Less dividends and distributions to:
  Common shareholders from net investment income ........................   (0.77)     (0.76)      (0.73)      (0.78)       (0.75)
  Preferred shareholders from net investment income .....................   (0.30)     (0.29)      (0.31)      (0.28)       (0.18)
  Common shareholders from net realized gain on investments .............     --         --          --        (0.05)       (0.09)
  Preferred shareholders from net realized gain on investments ..........     --         --          --        (0.01)       (0.02)
                                                                           ------     ------      ------      ------       ------
  Total dividends and distributions .....................................   (1.07)     (1.05)      (1.04)      (1.12)       (1.04)
                                                                           ------     ------      ------      ------       ------
Capital share transactions:
  Capital charge with respect to issuance of shares .....................     --         --          --          --         (0.19)
                                                                           ------     ------      ------      ------       ------

Net asset value, end of year ............................................  $15.03     $13.78      $13.74      $13.22       $12.70
                                                                           ======     ======      ======      ======       ======
Market value, end of year ...............................................  $14.63     $13.00      $12.75      $12.13       $13.88
                                                                           ======     ======      ======      ======       ======
Total investment return based on:(1)
  Market value ..........................................................   18.79%      8.20%      11.52%      (6.43%)      (2.91%)
  Net asset value .......................................................   15.17%      5.94%       9.55%      11.29%       (2.20%)

Ratios and supplemental data:
  Net assets applicable to capital shares, end of year (000 omitted) .... $69,813    $66,102     $65,990     $64,438      $62,881
  Ratio of expenses to average net assets(2/3).                              0.80%       .78%       0.78%       0.79%        0.82%
  Ratio of expenses to average net assets applicable to common shares(3).    1.26%      1.25%       1.26%       1.32%        1.24%
  Ratio of net investment income to average net assets(2) ...............    4.71%      4.85%       4.88%       5.19%        4.41%
  Ratio of net investment income to average net assets applicable to
   common shares(4) .....................................................   45.34%      5.71%       5.57%       6.42%        5.45%
  Portfolio turnover ....................................................      22%        31%         30%         18%          15%

Leverage analysis:
  Value of preferred shares outstanding (000 omitted) ................... $25,000    $25,000     $25,000     $25,000      $25,000
  Net asset coverage per share of preferred shares, end of year .........$139,627   $132,205    $131,979    $128,877     $125,762
  Liquidation value per share of preferred shares(5) .................... $50,000    $50,000     $50,000     $50,000      $50,000
_____________________

(1)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last dayof each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2)  Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(3)  In the years ended March 31, 1996 and 1997, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior year expense ratios have not been adjusted.
(4)  Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.
(6)  Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                                                                   See accompanying notes

28 for tax-exempt income

-----------------------------------------------------------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each year was as follows:


                                                                                     FLORIDA INSURED MUNICIPAL INCOME FUND
                                                                             ------------------------------------------------------
                                                                               YEAR        YEAR       YEAR       YEAR       YEAR
                                                                              ENDED        ENDED      ENDED      ENDED      ENDED
                                                                             3/31/98(6)   3/31/97    3/31/96    3/31/95    3/31/94
Net asset value, beginning of year .......................................    $13.67      $13.71     $13.17     $12.46     $13.73

Income (loss) from investment operations:
 Net investment income ...................................................      1.09        1.08       1.06       1.07       0.96
 Net realized and unrealized gain (loss) on investments ..................      1.60       (0.08)      0.51       0.69      (1.10)
                                                                              ------      ------     ------     ------     ------
 Total from investment operations ........................................      2.69        1.00       1.57       1.76      (0.14)
                                                                              ------      ------     ------     ------     ------
Less dividends and distributions to:
 Common shareholders from net investment income ..........................     (0.76)      (0.75)     (0.72)     (0.77)     (0.74)
 Preferred shareholders from net investment income .......................     (0.30)      (0.29)     (0.31)     (0.28)     (0.19)
                                                                              ------      ------     ------     ------     ------
 Total dividends and distributions .......................................     (1.06)      (1.04)     (1.03)     (1.05)     (0.93)
                                                                              ------      ------     ------     ------     ------
Capital share transactions:
 Capital charge with respect to issuance of shares .......................       --          --         --         --       (0.20)
                                                                              ------      ------     ------     ------     ------

Net asset value, end of year .............................................    $15.30      $13.67     $13.71     $13.17     $12.46
                                                                              ======      ======     ======     ======     ======
Market value, end of year ................................................    $14.31      $12.50     $12.75     $12.25     $12.50
                                                                              ======      ======     ======     ======     ======
Total investment return based on:(1)
 Market value ............................................................     20.94%       3.94%     10.39%      4.69%    (13.04%)
 Net asset value .........................................................     18.22%       5.23%      9.66%     12.56%     (4.40%)

Ratios and supplemental data:
 Net assets applicable to capital shares, end of year (000 omitted) ......   $57,071     $53,110    $53,207    $51,891    $50,189
 Ratio of expenses to average net assets(2/3) ............................      0.80%        .78%      0.80%      0.81%      0.85%
 Ratio of expenses to average net assets applicable to common shares(3) ..      1.25%       1.25%      1.27%      1.35%      1.28%
 Ratio of net investment income to average net assets(2) .................      4.73%       4.91%      4.82%      5.21%      4.49%
 Ratio of net investment income to average net assets applicable to
  common shares(4) .......................................................      5.33%       5.74%      5.45%      6.37%      5.46%
 Portfolio turnover ......................................................         5%         68%        22%        10%        20%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) .....................   $20,000     $20,000    $20,000    $20,000    $20,000
 Net asset coverage per share of preferred shares, end of year ...........  $142,677    $132,775   $133,017   $129,728   $125,473
 Liquidation value per share of preferred shares5 ........................  $50,000      $50,000    $50,000    $50,000    $50,000
_____________________
(1)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2)  Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(3)  In the years ended March 31, 1996 and 1997, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior year expense ratios have not been adjusted.
(4)  Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.
(6)  Commencing May 1, 1997 Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                                                      See accompanying notes

                                                       for tax-exempt income 29

-----------------------------------------------------------------------------------------------------------------------------------
Selected data for each common share of the Fund outstanding throughout each period was as follows:

                                                                                   COLORADO INSURED MUNICIPAL INCOME FUND, INC.
                                                                             -----------------------------------------------------
                                                                                 YEAR       YEAR       YEAR      YEAR    7/29/93*
                                                                                ENDED       ENDED      ENDED     ENDED     TO
                                                                             3/31/98(6)    3/31/97   3/31/96    3/31/95  3/31/94
Net asset value, beginning of period ......................................     $13.58     $13.61     $13.19    $12.80    $14.10

Income from investment operations:
 Net investment income ....................................................      1.07        1.05       1.03      1.02      0.59
 Net realized and unrealized gain (loss) on investments ...................      1.30       (0.06)      0.41      0.44     (1.19)
                                                                               ------      ------     ------    ------    ------
 Total from investment operations .........................................      2.37        0.99       1.44      1.46     (0.60)
                                                                               ------      ------     ------    ------    ------

Less dividends and distributions to:
 Common shareholders from net investment income ...........................     (0.74)      (0.73)     (0.70)    (0.76)    (0.39)
 Preferred shareholders from net investment income ........................     (0.29)      (0.29)     (0.32)    (0.27)    (0.11)
 Common shareholders from net realized gain on security transactions ......       --          --         --        --      (0.03)
 Preferred shareholders from net realized gain on security  transactions ..       --          --         --        --      (0.01)
                                                                               ------      ------     ------    ------    ------
Total dividends and distributions .........................................     (1.03)      (1.02)     (1.02)    (1.07)    (0.50)
                                                                               ------      ------     ------    ------    ------

Capital share transactions:
 Capital charge with respect to issuance of shares ........................       --          --         --        --      (0.20)
                                                                               ------      ------     ------    ------    ------
Net asset value, end of period ............................................    $14.92      $13.58     $13.61    $13.19    $12.80
                                                                               ======      ======     ======    ======    ======
Market value, end of period ...............................................    $14.00      $12.50     $12.63    $12.25    $14.50
                                                                               ======      ======     ======    ======    ======

Total investment return based on:(1)
 Market value .............................................................     18.09%       4.77%      8.99%   (10.05%)    5.52%
 Net asset value ..........................................................     15.84%       5.19%      8.55%     9.67%    (6.66%)

Ratios and supplemental data:
 Net assets applicable to capital shares, end of period (000 omitted) .....  $112,187    $105,687   $105,843  $103,781  $101,923
 Ratio of expenses to average net assets(2/3). ............................      0.75%       0.77%      0.75%     0.76%     0.78%**
 Ratio of expenses to average net assets applicable to commonshares(3) ....      1.18%       1.23%      1.21%     1.27%     1.13%**
 Ratio of net investment income to average net assets(2) ..................      4.72%       4.76%      4.68%     4.88%     4.26%**
 Ratio of net investment income to average net assets applicable to
  common shares(4) ........................................................      5.38%       5.51%      5.18%     5.88%     5.02%**
  Portfolio turnover ......................................................        39%         88%        39%        7%        3%

Leverage analysis:
 Value of preferred shares outstanding (000 omitted) ......................   $40,000     $40,000    $40,000   $40,000   $40,000
 Net asset coverage per share of preferred shares, end of period ..........  $140,234    $132,109   $132,304  $129,727  $127,404
 Liquidation value per share of preferred shares(5) .......................   $50,000     $50,000    $50,000   $50,000   $50,000
_____________________

 *   Commencement of operations.
**   Annualized.
(1)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(2)  Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(3)  In the years ended March 31, 1996 and 1997, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.
(4)  Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common stock.
(5)  Excluding any accumulated but unpaid dividends.
(6)  Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

                                                      See accompanying notes

30  for tax-exempt income

THE VOYAGEUR FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998

Voyageur Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund"); Voyageur Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal II Fund"); Voyageur Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal III Fund"); Voyageur Arizona Municipal Income Fund, Inc. ("Arizona Municipal Income Fund"); Voyageur Florida Insured Municipal Income ("Florida Insured Municipal Fund") and Voyageur Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") (collectively referred to as the "Funds") are registered under the Investment Company Act of 1940 ("1940 Act")(as amended) as closed-end management investment companies. The Minnesota Municipal II , Florida Insured Municipal and Arizona Municipal Funds are registered as diversified funds. The Minnesota Municipal, Minnesota Municipal III and Colorado Insured Municipal Funds are registered as non-diversified funds. The Funds' shares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. FUND REORGANIZATION
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG"), pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company ("DMC") became the Investment Manager to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

SECURITY VALUATION - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors/Trustees.

FEDERAL INCOME TAXES - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

OTHER - Expenses common to all Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds intend to pay monthly dividends from net investment income. Capital gains, if any, are distributed annually.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT, ADMINISTRATION AND TRANSACTIONS WITH AFFILIATES Commencing May 1, 1997, and in accordance with the terms of their respective Investment Management Agreements, the Funds pay DMC, the Investment Manager of each Fund, an annual fee of .40% which is calculated daily based upon the average daily net assets of each Fund, including assets attributable to any preferred stock that may be outstanding.

Prior to May 1, 1997, the Funds had an Investment Advisory and Management Agreement with Voyageur. Voyageur received a fee for its Investment Advisory and Management services based upon the average daily net assets of the Funds, including assets attributable to any preferred stock that was outstanding, at an annual rate of 0.40% for each Fund.

At March 31, 1998 the Funds had Administrative Agreements with Mitchell Hutchins Asset Management Inc. and Princeton Administrators, L.P. (Colorado Insured Municipal Fund only) (the "Administrators"). The Administration Agreements provide the Administrators with a monthly fee computed at an annual rate of .15% of each Fund's average daily net assets, including assets attributable to any preferred stock that may be outstanding. Certain Funds have minimum annual fees payable to the Administrators. The Minnesota Municipal Fund paid the minimum fee for the year ended March 31, 1998.

On March 31, 1998, the Funds had payables to affiliates as follows:

                             MINNESOTA        MINNESOTA         MINNESOTA
                             MUNICIPAL      MUNICIPAL II      MUNICIPAL III
                                FUND            FUND               FUND
                             ----------------------------------------------
Investment Management
 fee payable to DMC .....     $20,326          $56,787           $13,683

                              ARIZONA          FLORIDA          COLORADO
                             MUNICIPAL         INSURED           INSURED
                               INCOME         MUNICIPAL         MUNICIPAL
                                FUND            FUND              FUND
                             ----------------------------------------------
Investment Management
 fee payable to DMC .....     $23,719          $19,377           $75,027

Certain officers of DMC are officers, Directors/Trustees and/or employees of the Funds. These officers, Directors/Trustees and employees are not compensated by the Funds.

4. INVESTMENTS
During the year ended March 31, 1998, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                             MINNESOTA        MINNESOTA         MINNESOTA
                             MUNICIPAL      MUNICIPAL II      MUNICIPAL III
                                FUND            FUND               FUND
                             ----------------------------------------------
Purchases ...............    $989,218        $6,958,264        $4,122,251
Sales ...................    $240,000        $6,365,360        $3,397,319

                              ARIZONA          FLORIDA          COLORADO
                             MUNICIPAL         INSURED           INSURED
                               INCOME         MUNICIPAL         MUNICIPAL
                                FUND            FUND              FUND
                             ----------------------------------------------
Purchases ...............    $15,082,091     $3,075,319        $42,843,224
Sales ...................    $15,235,898     $2,658,608        $42,253,580
                                                        for tax-exempt income 31
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENTS (CONTINUED)

At March 31, 1998, the aggregate unrealized appreciation (depreciation) of securities for federal income tax purposes for each Fund were as follows:


                                  MINNESOTA        MINNESOTA         MINNESOTA
                                  MUNICIPAL      MUNICIPAL II      MUNICIPAL III
                                     FUND            FUND               FUND
                                  ----------------------------------------------
Aggregate
 unrealized appreciation ...      $4,512,685      $9,606,325        $2,700,330
Aggregate
 unrealized depreciation ...          --              --                --
                                  ----------      ----------        ----------
Net
 unrealized appreciation ...      $4,512,685      $9,606,325        $2,700,330
                                  ==========      ==========        ==========

                                   ARIZONA          FLORIDA          COLORADO
                                  MUNICIPAL         INSURED           INSURED
                                    INCOME         MUNICIPAL         MUNICIPAL
                                     FUND            FUND              FUND
                                  ----------------------------------------------
Aggregate
 unrealized appreciation ...      $4,252,222      $3,701,592        $4,841,704
Aggregate
 unrealized depreciation ...           5,452          --                 7,016
                                  ----------      ----------        ----------
Net
 unrealized appreciation ...      $4,246,770      $3,701,592        $4,834,688
                                  ==========      ==========        ==========

For federal income tax purposes, as of March 31, 1998, the Funds had capital loss carryforwards expiring in the following years:

FUND                                     2003        2004        2005       2006        TOTAL
                                      ---------------------------------------------------------
Minnesota Municipal Fund ..........                                       $    102   $      102
Minnesota Municipal Fund II .......   $1,345,916  $1,143,840  $ 89,665     131,614    2,711,035
Minnesota Municipal Fund III ......    1,096,390   1,279,495   455,666       3,930    2,835,481
Arizona Municipal Fund ............                  492,903   169,429                  662,332
Florida Insured Municipal Fund ....      212,501     183,099                            395,600
Colorado Insured Municipal Fund ...                            635,164                  635,164

On the statement of net assets, as a result of permanent book-to-tax differences, reclassification adjustments have been made to decrease distributions in excess of net investment income and decrease additional paid-in capital by $23,028 for the Minnesota Municipal Fund.

5. CAPITAL STOCK
Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal II Fund, Minnesota Municipal III Fund, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal has been authorized to issue an unlimited amount of $0.01 par value common shares.

For the years ended March 31, 1998 and March 31, 1997, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors/Trustees, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal II Fund, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal III Fund issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividends rates (adjusted for any capital gain distributions) ranged from 3.40% to 4.25% on Minnesota Municipal Fund, from 3.45% to 4.30% on Minnesota Municipal II Fund, from 3.50% to 3.85% on Minnesota Municipal III Fund, from 3.35% to 4.10% on Arizona Municipal Fund, from 3.45% to 3.99% on Florida Insured Municipal Fund and from 3.43% to 4.25% on Colorado Insured Municipal Fund during the year ended March 31, 1998. Salomon Smith Barney Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (on Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of .25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund is not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors/Trustees. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

32 for tax-exempt income

6. CREDIT AND MARKET RISKS
The Funds concentrate their investments in limited geographical areas. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

The Funds may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Funds' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been identified in the Statement of Net Assets.

7. YEAR 2000 (UNAUDITED)
Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Funds are taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issu e with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

THE VOYAGEUR FUNDS
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.
VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.

We have audited the accompanying statements of net assets of Voyageur Minnesota Municipal Income Fund, Inc., Voyageur Minnesota Municipal Income Fund II, Inc., Voyageur Minnesota Municipal Income Fund III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, and Voyageur Colorado Insured Municipal Income Fund, Inc. (the "Funds") as of March 31, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended March 31, 1997 and the financial highlights for the periods presented through March 31, 1997 were audited by other auditors whose report thereon dated May 9, 1997 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspon dence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1998 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at March 31, 1998, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 29, 1998

THIS ANNUAL REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF VOYAGEUR CLOSED-END MUNICIPAL BOND FUNDS.
It sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read it carefully before you invest. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD OF DIRECTORS

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA


EXECUTIVE OFFICERS

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and
Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA


directors
& officers


INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

PRINCIPAL OFFICE OF THE FUND
1818 Market Street
Philadelphia, PA 19103-3682

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA

REGISTRAR AND
STOCK TRANSFER AGENT
Norwest Bank Minnesota, NA
P.O. Box 64851
St. Paul, Minnesota 55164-0854
1.800.468.9716

FOR SECURITIES DEALERS
1.800.362.7500

FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawarefunds.com


The Delaware Investments family includes open-end and closed-end funds with a wide range of investment objectives. Stock funds, income funds, tax-exempt funds, money market funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For a prospectus of any open-end fund from Delaware Investments, contact your financial adviser or call Delaware Investments at 1.800.523.4640. Read the prospectus carefully before investing. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Funds included herein may from time to time purchase shares of their common stock in the open market.

NUMBER OF RECORDHOLDERS AS OF MARCH 31, 1998:
Minnesota Municipal Income Fund I                514
Minnesota Municipal Income Fund II               872
Minnesota Municipal Income Fund III              217
Arizona Municipal Income Fund                    182
Florida Insured Municipal Income Fund            325
Colorado Insured Municipal Income Fund           283

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Printed in the USA
on recycled paper

(674)
VOY-CEAR[3/98]TKO5/98